UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________________________

SCHEDULE 14A

________________________________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.        )

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Filed by a party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

Athena Technology Acquisition Corp. II
(Name of Registrant as Specified in its Charter)

_________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

ATHENA TECHNOLOGY ACQUISITION CORP. II
442 5th Avenue
New York, New York 10018

NOTICE OF SPECIAL MEETING

TO BE HELD ON JUNE 11, 2026

TO THE STOCKHOLDERS OF ATHENA TECHNOLOGY ACQUISITION CORP. II:

You are cordially invited to attend the Special Meeting (the “Special Meeting”) of stockholders of Athena Technology Acquisition Corp. II, a Delaware corporation (the “Company,” “Athena,” “we,” “us” or “our”), to be held at 9:00 a.m., Eastern Time, on June 11, 2026. The Special Meeting will be held virtually, at www.virtualshareholdermeeting.com/ATEK2026SM. At the Special Meeting, the stockholders will consider and vote upon the following proposals:

1.      To amend (the “Fifth Extension Amendment”) the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Charter”), to extend the date by which the Company must consummate a business combination (as defined below) (the “Fifth Extension”) on a monthly basis for up to nine times by an additional one month each time for a total of up to nine months from June 14, 2026 (the “Current Outside Date”) to March 14, 2027 (the “Extended Date”) provided that Athena Technology Sponsor II, LLC (the “Sponsor”) or its affiliates or permitted designees will deposit into the trust account (the “Trust Account”) established by the Company in connection with the Company’s initial public offering of units of Class A common stock, par value $0.0001 per share (“Class A common stock”) and warrants to purchase shares of Class A common stock (the “IPO”) the lesser of (a) $25,000 and (b) $0.02 for each share of Class A common stock issued and outstanding that is subject to redemption and that has not been redeemed in accordance with the terms of the Charter (“public shares”) upon the election of each such one-month extension unless the closing of the Company’s initial business combination shall have occurred (the “Fifth Extension Amendment Proposal”).

2.      To approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Fifth Extension Amendment Proposal, or if we determine that additional time is necessary to effectuate the Fifth Extension (the “Adjournment Proposal”).

Each of the Fifth Extension Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement. The Special Meeting will be a virtual meeting. You will be able to attend and participate in the Special Meeting online by visiting www.virtualshareholdermeeting.com/ATEK2026SM. Please see “Questions and Answers about the Special Meeting — How do I attend the Special Meeting?” for more information.

THE BOARD OF DIRECTORS OF THE COMPANY (THE “BOARD”) UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE FIFTH EXTENSION AMENDMENT PROPOSAL AND, IF PRESENTED, THE ADJOURNMENT PROPOSAL.

On December 4, 2024, the Company announced that it had entered into a business combination agreement (the “Business Combination Agreement,”) with Ace Green Recycling, Inc., a Delaware corporation (“Ace Green Recycling”), Project Atlas Merger Sub Inc., a Delaware corporation (“Merger Sub”), and the Sponsor. Pursuant to the Business Combination Agreement, subject to the satisfaction or waiver of certain conditions precedent, Merger Sub will merge with and into Ace Green Recycling, with Ace Green Recycling surviving the Merger as a wholly owned subsidiary of the Company (the “Proposed Business Combination”). The Board has unanimously (i) approved and declared advisable the Proposed Business Combination, the Business Combination Agreement and the other transactions contemplated thereby, and (ii) resolved to recommend approval of the Business Combination Agreement and related matters by our stockholders.

The Company and Ace Green Recycling initially filed a registration statement on Form S-4 with the Securities and Exchange Commission (“SEC”) on April 30, 2025 (Registration No. 333-286836) (as amended, the “S-4”), which includes a preliminary proxy statement/prospectus for the purpose of soliciting approval of the Proposed Business Combination at a special meeting of the Company’s stockholders to be held after the S-4 has been declared effective by the SEC. The S-4 is not yet effective, and the Company will file with the SEC and mail to its stockholders a definitive proxy statement/prospectus relating to the Proposed Business Combination prior to any such stockholder meeting. For additional information regarding the Proposed Business Combination, see the Company’s Current Report on Form 8-K filed on December 5, 2024 and the S-4, including all amendments and supplements thereto.

The sole purpose of the Fifth Extension Amendment Proposal is to provide the Company with additional time to complete the Proposed Business Combination or other initial merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination involving the Company and one or more businesses (a “business combination”). The Charter currently provides that the Company has until June 14, 2026 to complete a business combination. The Company and the other parties to the Business Combination Agreement are currently working towards satisfaction (or waiver) of the conditions required for consummation of the Proposed Business Combination, including drafting any necessary amendments to the S-4 or other SEC filings related to the transaction, but we have determined that there will not be sufficient time before the Current Outside Date to complete the SEC review process, hold a stockholder meeting to obtain the requisite approval of, and to consummate, the Proposed Business Combination. Management believes that it can consummate the Proposed Business Combination before the Extended Date. Accordingly, the Board believes that it is in the best interests of the Company and our stockholders to approve the Fifth Extension Amendment Proposal.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the Special Meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Fifth Extension Amendment Proposal or if we determine that additional time is necessary to effectuate the Fifth Extension.

The affirmative vote of the holders of at least 65% of the Company’s outstanding common stock, including those shares held as a constituent part of our units, will be required to approve the Fifth Extension Amendment Proposal. As of the date of this proxy statement, the Sponsor holds 8,881,250 shares of Class A common stock and 953,750 shares of Class A common stock underlying the 953,750 private placement units which the Sponsor purchased in a private placement concurrently with the consummation of the IPO. On June 21, 2023, pursuant to the terms of our amended charter, the Sponsor elected to convert each of its 8,881,250 then-outstanding shares of the Class B common stock, par value $0.0001 (the “Class B common stock,” and together with the Class A common stock, the “common stock”) into Class A common stock on a one-for-one basis with immediate effect. Accordingly, the shares held by the Sponsor represent approximately 99.7% of the Company’s outstanding common stock. The Sponsor plans to vote all of its shares in favor of the Fifth Extension Amendment Proposal. Assuming that a quorum is achieved at the Special Meeting and that the Sponsor votes all of its shares in favor of the Fifth Extension Amendment Proposal, then the Fifth Extension Amendment Proposal will be approved even if some or all of the other holders of our public shares (“public stockholders”) do not vote in favor of such proposal. Approval of the Fifth Extension Amendment Proposal is a condition to the implementation of the Fifth Extension.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the Special Meeting. The Sponsor plans to vote all of its shares in favor of the Adjournment Proposal, if presented. Assuming that a quorum is achieved at the Special Meeting and that the Sponsor votes all of its shares in favor of the Adjournment Proposal, if presented, then the Adjournment Proposal will be approved even if some or all of the other public stockholders do not vote in favor of such proposal.

Our Board has fixed the close of business on May 7, 2026 (the “record date”) as the record date for determining the Company’s stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. A complete list of stockholders of record entitled to vote at the Special Meeting will be available for ten days before the Special Meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the Special Meeting.

In connection with the Fifth Extension Amendment Proposal, if approved by the requisite vote of stockholders, public stockholders may elect to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to such approval, including any interest earned on the Trust Account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, regardless of whether such public stockholders vote on the Fifth Extension Amendment Proposal and regardless of whether such stockholders hold public shares on the record date. However, a public stockholder, together with any affiliate of such stockholder or any other person with whom such stockholder is acting in concert or as a “group” (as defined under Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the

“Exchange Act”)), will be restricted from seeking redemption rights with respect to more than an aggregate of 15% of the shares of Class A common stock without the prior consent of the Company. Our Sponsor has agreed to waive their redemption rights with respect to their shares in connection with a stockholder vote to approve an amendment to the Charter. If the Fifth Extension Amendment Proposal is approved by the requisite vote of stockholders, then the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming public stockholders with respect to the portion of public shares that were validly redeemed as described above.

If the Fifth Extension is effectuated, the remaining public stockholders will retain the opportunity to have their public shares redeemed in conjunction with the consummation of the Proposed Business Combination or any alternative business combination, subject to any limitations set forth in the Charter. In addition, the remaining public stockholders will be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the Extended Date.

The Company estimates that the per-share price at which the public shares may be redeemed from cash held in the Trust Account will be approximately $12.21 for illustrative purpose, calculated as of May 7, 2026, the record date of the Special Meeting. On the record date, the closing price of the Company’s Class A common stock on the OTC Pink Market was $9.50. Accordingly, if the market price were to remain the same until the date of the Special Meeting, exercising redemption rights would result in a public stockholder receiving approximately $2.71 more than if such stockholder sold the public shares in the open market. The Company cannot assure public stockholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Fifth Extension Amendment Proposal.

If the Fifth Extension Amendment Proposal is not approved and the Company does not consummate a business combination by the Current Outside Date, in accordance with our Charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest earned on the Trust Account deposits (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the total number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. In addition, there will be no redemption rights or liquidating distributions with respect to our warrants, including the warrants included in the units sold in the IPO (the “public warrants”), which will expire worthless in the event the Company winds up.

You are not being asked to vote on the Proposed Business Combination or an alternative business combination at this time. If the Fifth Extension is implemented and you do not elect to redeem your public shares in connection with the Fifth Extension, you will retain the right to vote on the Proposed Business Combination or any alternative business combination when and if one is submitted to the public stockholders (provided that you are a stockholder on the record date for a meeting to consider a business combination) and the right to redeem your public shares for a pro rata portion of the Trust Account in the event any proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

After careful consideration of all relevant factors, our Board has determined that the Fifth Extension Amendment Proposal and, if presented, the Adjournment Proposal are each advisable, and our Board recommends that you vote or give instruction to vote “FOR” each of the Fifth Extension Amendment Proposal and, if presented, the Adjournment Proposal.

Enclosed is the proxy statement containing detailed information concerning the Fifth Extension Amendment Proposal the Adjournment Proposal and the Special Meeting. Whether or not you plan to attend the Special Meeting, the Company urges you to read this material carefully and vote your shares.

I look forward to seeing you at the Special Meeting.

May 22, 2026	By Order of the Board of Directors,
/s/ Isabelle Freidheim
Isabelle Freidheim
Chief Executive Officer and Director

Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Special Meeting. If you are a stockholder of record, you may also cast your vote virtually at the Special Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote virtually at the Special Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting “AGAINST” the Fifth Extension Amendment Proposal, and an abstention will have the same effect as voting “AGAINST” the Fifth Extension Amendment Proposal. Your failure to vote or instruct your broker or bank how to vote will not have effect on the Adjournment Proposal, and abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on June 11, 2026: This notice of meeting and the accompanying proxy statement are being mailed and made available on or about May 22, 2026 at www.virtualshareholdermeeting.com/ATEK2026SM.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (1) IF YOU HOLD PUBLIC SHARES THROUGH UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) SUBMIT A WRITTEN REQUEST TO OUR TRANSFER AGENT (AS DEFINED HEREIN) BY 5:00 P.M. ET ON JUNE 9, 2026, THE DATE THAT IS TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE SPECIAL MEETING, THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH, INCLUDING THE LEGAL NAME, PHONE NUMBER AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REDEMPTION IS REQUESTED, AND (3) DELIVER YOUR SHARES OF CLASS A COMMON STOCK TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

ATHENA TECHNOLOGY ACQUISITION CORP. II
442 5th Avenue
New York, New York 10018

PROXY STATEMENT FOR THE SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 11, 2026

The Special Meeting (the “Special Meeting”) of stockholders of Athena Technology Acquisition Corp. II (the “Company,” “Athena,” “we,” “us” or “our”), a Delaware corporation, will be held at 9:00 a.m. Eastern Time, on June 11, 2026. The Special Meeting will be held virtually, at www.virtualshareholdermeeting.com/ATEK2026SM. At the Special Meeting, the stockholders will consider and vote upon the following proposals:

1.      To amend (the “Fifth Extension Amendment”) the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Charter”), to extend the date by which the Company must consummate a business combination (as defined below) (the “Fifth Extension”) on a monthly basis for up to nine times by an additional one month each time for a total of up to nine months from June 14, 2026 (the “Current Outside Date”) to March 14, 2027 (the “Extended Date”) provided that Athena Technology Sponsor II, LLC (the “Sponsor”) or its affiliates or permitted designees will deposit into the trust account (the “Trust Account”) established by the Company in connection with the Company’s initial public offering of units of Class A common stock, par value $0.0001 per share (“Class A common stock”) and warrants to purchase shares of Class A common stock (the “IPO”) the lesser of (a) $25,000 and (b) $0.02 for each share of Class A common stock issued and outstanding that is subject to redemption and that has not been redeemed in accordance with the terms of the Charter (“public shares”) upon the election of each such one-month extension (each, an “extension payment”) unless the closing of the Company’s initial business combination shall have occurred (the “Fifth Extension Amendment Proposal”).

2.      To approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Fifth Extension Amendment Proposal, or if we determine that additional time is necessary to effectuate the Fifth Extension (the “Adjournment Proposal”).

Each of the Fifth Extension Amendment Proposal and the Adjournment Proposal is more fully described herein. The Special Meeting will be a virtual meeting. You will be able to attend and participate in the Special Meeting online by visiting www.virtualshareholdermeeting.com/ATEK2026SM. Please see “Questions and Answers about the Special Meeting — How do I attend the Special Meeting?” for more information.

THE BOARD OF DIRECTORS OF THE COMPANY (THE “BOARD”) UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE FIFTH EXTENSION AMENDMENT PROPOSAL AND, IF PRESENTED, THE ADJOURNMENT PROPOSAL.

This proxy statement is dated and is first being mailed to our stockholders with the form of proxy on or about May 22, 2026.

On December 4, 2024, the Company announced that it had entered into a business combination agreement (the “Business Combination Agreement,”) with Ace Green Recycling, Inc., a Delaware corporation (“Ace Green Recycling”), Project Atlas Merger Sub Inc., a Delaware corporation (“Merger Sub”), and the Sponsor. Pursuant to the Business Combination Agreement, subject to the satisfaction or waiver of certain conditions precedent, Merger Sub will merge with and into Ace Green Recycling, with Ace Green Recycling surviving the Merger as a wholly owned subsidiary of the Company (the “Proposed Business Combination”). The Board has unanimously (i) approved and declared advisable the Proposed Business Combination, the Business Combination Agreement and the other transactions contemplated thereby, and (ii) resolved to recommend approval of the Business Combination Agreement and related matters by our stockholders.

The Company and Ace Green Recycling initially filed a registration statement on Form S-4 with the Securities and Exchange Commission (“SEC”) on April 30, 2025 (Registration No. 333-286836) (as amended, the “S-4”), which includes a preliminary proxy statement/prospectus for the purpose of soliciting approval of the Proposed Business Combination at a special meeting of the Company’s stockholders to be held after the S-4 has been declared effective by the SEC. The S-4 is not yet effective, and the Company will file with the SEC and mail to its stockholders a definitive proxy statement/prospectus relating to the Proposed Business Combination prior to any such stockholder meeting. For additional information regarding the Proposed Business Combination, see the Company’s Current Report on Form 8-K filed on December 5, 2024 and the S-4, including any amendments or supplements thereto.

The sole purpose of the Fifth Extension Amendment Proposal is to provide the Company with additional time to complete the Proposed Business Combination or other initial merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination involving the Company and one or more businesses (a “business combination”). The Charter currently provides that the Company has until June 14, 2026 to complete a business combination. The Company and the other parties to the Business Combination Agreement are currently working towards satisfaction (or waiver) of the conditions required for consummation of the Proposed Business Combination, including drafting any necessary amendments to the S-4 or other SEC filings related to the transaction, but we have determined that there will not be sufficient time before the Current Outside Date to complete the SEC review process, hold a stockholder meeting to obtain the requisite approval of, and to consummate, the Proposed Business Combination. Management believes that it can consummate the Proposed Business Combination before the Extended Date. Accordingly, the Board believes that it is in the best interests of the Company and our stockholders to approve the Fifth Extension Amendment Proposal.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the Special Meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Fifth Extension Amendment Proposal or if we determine that additional time is necessary to effectuate the Fifth Extension.

The affirmative vote of the holders of at least 65% of the Company’s outstanding common stock, including those shares held as a constituent part of our units, will be required to approve the Fifth Extension Amendment Proposal. As of the date of this proxy statement, the Sponsor holds 8,881,250 shares of Class A common stock and 953,750 shares of Class A common stock underlying the 953,750 private placement units which the Sponsor purchased in a private placement concurrently with the consummation of the IPO. Accordingly, the shares held by the Sponsor represent approximately 99.7% of the Company’s outstanding common stock. The Sponsor plans to vote all of its shares in favor of the Fifth Extension Amendment Proposal. Assuming that a quorum is achieved at the Special Meeting and that the Sponsor votes all of its shares in favor of the Fifth Extension Amendment Proposal, then the Fifth Extension Amendment Proposal will be approved even if some or all of the other public stockholders do not vote in favor of such proposals. Approval of the Fifth Extension Amendment Proposal is a condition to the implementation of the Fifth Extension.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the Special Meeting. The Sponsor plans to vote all of its shares in favor of the Adjournment Proposal, if presented. Assuming that a quorum is achieved at the Special Meeting and that the Sponsor votes all of its shares in favor of the Adjournment Proposal, if presented, then the Adjournment Proposal will be approved even if some or all of the other public stockholders do not vote in favor of such proposal.

Our Board has fixed the close of business on May 7, 2026 (the “record date”) as the record date for determining the Company’s stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. The Company’s warrants do not have voting rights in connection with either the Fifth Extension Amendment Proposal or the Adjournment Proposal. A complete list of stockholders of record entitled to vote at the Special Meeting will be available for ten days before the Special Meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the Special Meeting. On the record date, there were 9,859,887 outstanding shares of the Company’s Class A common stock and no outstanding shares of the Company’s Class B common stock.

In connection with the Fifth Extension Amendment Proposal, if approved by the requisite vote of stockholders, holders of public shares (“public stockholders”) may elect to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to such approval, including any interest earned on the Trust Account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares (the “Election”), regardless of whether such public stockholders vote on the Fifth Extension Amendment Proposal and regardless of whether stock stockholders hold public shares on the record date. However, a public stockholder, together with any affiliate of such stockholder or any other person with whom such stockholder is acting in concert or as a “group” (as defined under Section 13(d)(3) of the Securities

Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from seeking redemption rights with respect to more than an aggregate of 15% of the shares of Class A common stock without the prior consent of the Company. If the Fifth Extension Amendment Proposal is approved by the requisite vote of stockholders, then the Withdrawal Amount (as defined below) will be withdrawn from the Trust Account and paid to the redeeming public stockholders with respect to the portion of public shares that were validly redeemed as described above.

If the Fifth Extension is effectuated, the remaining public stockholders will retain the opportunity to have their public shares redeemed in conjunction with the consummation of a business combination, subject to any limitations set forth in our Charter. In addition, the remaining public stockholders will be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the Extended Date.

The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election, and the amount remaining in the Trust Account after such withdrawal may be only a fraction of the $303,821.35 (including interest, but less the funds used to pay taxes) that was in the Trust Account as of the record date. In such event, the Company may still seek to obtain additional funds to complete a business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

The Company estimates that the per-share price at which the public shares may be redeemed from cash held in the Trust Account will be approximately $12.21, for illustrative purpose, calculated as of May 7, 2026, the record date of the Special Meeting. On the record date, the closing price of the Company’s Class A common stock on the OTC Pink Market was $9.50. Accordingly, if the market price were to remain the same until the date of the Special Meeting, exercising redemption rights would result in a public stockholder receiving approximately $2.71 more than if such stockholder sold the public shares in the open market. The Company cannot assure public stockholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Fifth Extension Amendment Proposal.

If the Fifth Extension Amendment Proposal is not approved and the Company does not consummate an initial business combination by the Current Outside Date, in accordance with our Charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest earned on the Trust Account deposits (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the total number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. In addition, there will be no redemption rights or liquidating distributions with respect to our warrants, including the warrants included in the units sold in the IPO (the “public warrants”), which will expire worthless in the event the Company winds up.

Our Sponsor has agreed to waive their redemption rights with respect to their shares of common stock in connection with a stockholder vote to approve an amendment to our Charter.

Our Sponsor has agreed that it will be liable to the Company if and to the extent any claims by a third party for services rendered or products sold to the Company, or a prospective target business with which the Company has entered into a written letter of intent, confidentiality or similar agreement or business combination agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.10 per public share and (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.10 per share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) nor will it apply to any claims under the Company’s indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). However, we have not asked our Sponsor to reserve for such indemnification obligations, nor have we independently verified whether our Sponsor has sufficient funds to satisfy its indemnity obligations and believe that our Sponsor’s only assets are securities of the Company. Therefore, we cannot assure that its Sponsor would be able to satisfy those obligations.

Under the Delaware General Corporation Law (the “DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

However, because the Company will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires the Company to adopt a plan, based on facts known to the Company at such time, that will provide for our payment of all existing and pending claims or claims that may be potentially brought against the Company within the subsequent ten years following our dissolution. However, because the Company is a blank check company, rather than an operating company, and our operations have been limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses.

If the Fifth Extension Amendment Proposal is approved, such approval will constitute consent for the Company to (i) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to such approval, including any interest earned on the Trust Account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete a business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on the Proposed Business Combination or any alternative business combination through the Extended Date if the Fifth Extension Amendment Proposal is approved.

This proxy statement contains important information about the Special Meeting and the proposals to be voted on at the Special Meeting. Please read it carefully and vote your shares.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE SPECIAL MEETING TO BE HELD ON JUNE 11, 2026

The Notice of Special Meeting and this Proxy Statement are available at
www.virtualshareholdermeeting.com/ATEK2026SM.

i

FORWARD-LOOKING STATEMENTS

The statements contained in this proxy statement that are not purely historical are “forward-looking statements.” Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this proxy statement may include, without limitation, statements about:

•        our ability to finance or consummate the Proposed Business Combination or any alternative initial business combination within the time period required by the Charter and to avoid liquidation;

•        the anticipated benefits of the Proposed Business Combination or any alternative initial business combination;

•        our executive officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving a business combination, as a result of which they would then receive expense reimbursements or other benefits;

•        our potential ability to obtain additional financing, if needed, to complete a business combination;

•        our public securities’ potential liquidity and trading;

•        the use of proceeds not held in the Trust Account (as described herein) or available to us from interest income on the Trust Account balance; or

•        our financial performance.

The forward-looking statements contained in this proxy statement are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the heading “Risk Factors” and elsewhere in this proxy statement, and under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2025 and any other documents filed by the Company with the SEC. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire proxy statement, including the annex to this proxy statement.

Why am I receiving this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our Board for use at the Special Meeting, or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Special Meeting.

The Company is a blank check company incorporated in Delaware on May 20, 2021, formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities.

On December 14, 2021, the Company consummated its IPO of 25,375,000 units (the “units”), each consisting of one share of Class A common stock and one-half of one redeemable warrant, including the issuance of 375,000 units as a result of the underwriters’ partial exercise of their over-allotment option, at $10.00 per unit generating gross proceeds of $253,750,000.

Prior to the consummation of the IPO, on August 31, 2021, the Company issued an aggregate of 7,362,500 founder shares (the “founder shares”) to its Sponsor for an aggregate purchase price of $25,000, and in November 2021, the Company effected a 1.36672326 for 1 stock split of its common stock, resulting in the Sponsor owning an aggregate of 10,062,500 founder shares. Up to 1,312,500 founder shares were subject to forfeiture by the Sponsor depending on the extent to which the underwriters’ over-allotment option was exercised. In connection with the underwriters’ partial exercise of their over-allotment option on December 28, 2021, the Sponsor forfeited 1,181,250 founder shares. As of the date of this proxy statement, the Sponsor owns an aggregate of 8,881,250 shares of Class A common stock.

Simultaneously with the closing of the IPO, the Company consummated the sale of an aggregate of 950,000 private placement units (the “private placement units”), each consisting of one share of Class A common stock (the “private placement shares”) and one-half of one redeemable warrant (the “private placement warrants”), at a price of $10.00 per private placement unit in a private placement to our Sponsor, generating gross proceeds to the Company of $9,500,000. Simultaneously with the exercise of the over-allotment, the Company consummated the private placement of an additional 3,750 private placement units to the Sponsor at a purchase price of $10.00 per private placement unit, generating gross proceeds of $37,500. As of the date of this proxy statement, the Sponsor owns an aggregate of 953,750 private placement units.

Following the closing of the IPO on December 14, 2021, an amount of $256,287,500 ($10.10 per unit) out of the net proceeds of the sale of the units in the IPO and the sale of the private placement units was placed in the Trust Account, which was invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, as amended (together with the regulations thereunder, “Investment Company Act”), with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations, until the earlier of: (a) the completion of the Company’s initial business combination, (b) the redemption of any public shares properly submitted in connection with a stockholder vote to amend our Charter, and (c) the redemption of the Company’s public shares if the Company is unable to complete the initial business combination within the period provided in our Charter. Like most blank check companies, our Charter provides for the return of the IPO proceeds held in the Trust Account to the holders of shares of common stock sold in the IPO if there is no qualifying business combination consummated on or before a certain date. In our case such certain date is currently June 14, 2026. As of the record date, the Company had approximately $303,821 of cash remaining in the Trust Account.

On June 13, 2023, the Company held a special meeting at which its stockholders approved, by special resolution, proposals to, among other things, amend the Charter and the Company’s Investment Management Trust Agreement, dated as of December 9, 2021 by and between the Company and Continental Stock Transfer & Trust Company (the “Trust Agreement”) to extend the date by which the Company must consummate its initial business combination from June 14, 2023 to March 14, 2024 (the “First Extension”). The amendments enabled us to extend the period of time we have to consummate our initial business combination by nine months, by electing to extend the date to consummate an initial business combination on a monthly basis for up to nine times by an additional one month each time, provided that the Sponsor or its affiliates or permitted designees deposited into the Trust Account the lesser of (a) $60,000 and (b) $0.03 per share of common stock that was subject to redemption and that was not redeemed. In connection with the First Extension, the Sponsor made nine monthly contributions to the Trust Account of $60,000 each, for total deposits of $540,000 through February 9, 2024.

In connection with the special meeting at which the First Extension was approved, the holders of an aggregate of 23,176,961 shares of Class A common stock, representing approximately 91.3% of the then issued and outstanding public shares, properly exercised their right to redeem their shares for cash. As a result, an aggregate of $239,604,919.33 (or approximately $10.34 per share) was released from the Trust Account to pay such stockholders.

On June 21, 2023, pursuant to the terms of our Charter, as amended on June 13, 2023 and June 20, 2023, the Sponsor elected to convert each of its 8,881,250 then-outstanding shares of the Company’s Class B common stock (“Class B common stock”) into Class A common stock on a one-for-one basis with immediate effect. Following such conversion, there were 12,033,039 shares of Class A common stock issued and outstanding and no shares of Class B common stock issued and outstanding.

On March 12, 2024, the Company held a special meeting at which its stockholders approved, by special resolution, proposals to, among other things, extend the date by which the Company must consummate its initial business combination from March 14, 2024 to December 14, 2024 (the “Second Extension”). The amendment enabled us to further extend the period of time we have to consummate our initial business combination by nine months, by electing to extend the date to consummate an initial business combination on a monthly basis for up to nine times by an additional one month each time, provided that the Sponsor or its affiliates or permitted designees deposited into the Trust Account the lesser of (a) $40,000 and (b) $0.02 per share of Class A common stock that was subject to redemption and that was not redeemed. In connection with the Second Extension, the Sponsor made nine monthly contributions to the Trust Account of $25,755.62 each, for total deposits of $231,800.58.

In connection with the special meeting at which the Second Extension was approved, the holders of an aggregate of 910,258 shares of Class A common stock, representing approximately 41.4% of the then issued and outstanding public shares, properly exercised their right to redeem their shares for cash. As a result, an aggregate of $10,156,503.84 (or approximately $11.16 per share) was released from the Trust Account to pay such stockholders.

On December 10, 2024, the Company held its 2024 annual meeting at which its stockholders approved, by special resolution, proposals to, among other things, extend the date by which the Company must consummate its initial business combination from December 14, 2024 to September 14, 2025 (the “Third Extension”). The amendment enabled us to further extend the period of time we have to consummate our initial business combination by nine months, by electing to extend the date to consummate an initial business combination on a monthly basis for up to nine times by an additional one month each time, provided that the Sponsor or its affiliates or permitted designees deposited into the Trust Account the lesser of (a) $25,000 and (b) $0.02 per share of Class A common stock that was subject to redemption and that was not redeemed. In connection with the Third Extension, the Sponsor has made nine monthly contributions to the Trust Account of $6,203.12 each, for total deposits of $55,828.08.

In connection with the annual meeting at which the Third Extension was approved, the holders of an aggregate of 977,625 shares of Class A common stock, representing approximately 75.9% of the then issued and outstanding public shares, properly exercised their right to redeem their shares for cash. As a result, an aggregate of $11,497,958.97 (or approximately $11.76 per share) was released from the Trust Account to pay such stockholders.

On September 10, 2025, the Company held a special meeting at which its stockholders approved, by special resolution, a proposal to, among other things, extend the date by which the Company must consummate its initial business combination from September 14, 2025 to June 14, 2026 (the “Fourth Extension”). The amendment enabled us to further extend the period of time we have to consummate our initial business combination by nine months, by electing to extend the date to consummate an initial business combination on a monthly basis for up to nine times by an additional one month each time, provided that the Sponsor or its affiliates or permitted designees deposited into the Trust Account the lesser of (a) $25,000 and (b) $0.02 per share of Class A common stock that was subject to redemption and that was not redeemed. In connection with the Fourth Extension, the Sponsor has made nine monthly contributions to the Trust Account of $497.74 each, for total deposits of $4,479.66.

In connection with the special meeting at which the Fourth Extension was approved, the holders of an aggregate of 285,269 shares of Class A common stock, representing approximately 92.0% of the then issued and outstanding public shares, properly exercised their right to redeem their shares for cash. As a result, an aggregate of $3,335,294.38 (or approximately $11.69 per share) was released from the Trust Account to pay such stockholders.

On December 4, 2024, the Company announced that it had entered into the Business Combination Agreement with Ace Green Recycling, Merger Sub and the Sponsor. Pursuant to the Business Combination Agreement, subject to the satisfaction or waiver of certain conditions precedent, Merger Sub will merge with and into Ace Green Recycling, with Ace Green Recycling surviving the Merger as a wholly owned subsidiary of the Company. The Board has unanimously (i) approved and declared advisable the Proposed Business Combination, the Business Combination Agreement and the other transactions contemplated thereby, and (ii) resolved to recommend approval of the Business Combination Agreement and related matters by our stockholders.

The Company and Ace Green Recycling initially filed a registration statement on Form S-4 with the SEC on April 30, 2025 which includes a preliminary proxy statement/prospectus for the purpose of soliciting approval of the Proposed Business Combination at a special meeting of the Company’s stockholders to be held after the S-4 has been declared effective by the SEC. The S-4 is not yet effective, and the Company will file with the SEC and mail to its stockholders a definitive proxy statement/prospectus relating to the Proposed Business Combination prior to any such stockholder meeting. For additional information regarding the Proposed Business Combination, see the Company’s Current Report on Form 8-K filed on December 5, 2024 and the S-4, including any amendments or supplements thereto.

The sole purpose of the Fifth Extension Amendment Proposal is to provide the Company with additional time to complete the Proposed Business Combination or an alternative business combination. The Charter currently provides that the Company has until June 14, 2026 to complete a business combination. The Company and the other parties to the Business Combination Agreement are currently working towards satisfaction (or waiver) of the conditions required for consummation of the Proposed Business Combination, including drafting any necessary amendments to the S-4 or other SEC filings related to the transaction, but we have determined that there will not be sufficient time before the Current Outside Date to complete the SEC review process, hold a stockholder meeting to obtain the requisite approval of, and to consummate, the Proposed Business Combination. Management believes that it can consummate the Proposed Business Combination before the Extended Date. Accordingly, the Board believes that it is in the best interests of the Company and our stockholders to approve the Fifth Extension Amendment Proposal.

The sole purpose of the Adjournment Proposal is to allow the Company to adjourn the Special Meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Fifth Extension Amendment Proposal or if we determine that additional time is necessary to effectuate the Fifth Extension. Accordingly, the Board believes that it is in the best interests of our the Company and stockholders to approve the Adjournment Proposal, if presented.

YOUR VOTE IS IMPORTANT. It is important that your shares be represented at the Special Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the accompanying pre-addressed postage paid envelope.

What is being voted on at the Special Meeting?

You are being asked to vote on the Fifth Extension Amendment Proposal and, if presented, the Adjournment Proposal. Each proposal is described below:

1.      Fifth Extension Amendment Proposal:    To amend our Charter to extend the date by which the Company must consummate a business combination from June 14, 2026 to March 14, 2027, provided that the Sponsor or its affiliates or permitted designees will deposit into the Trust Account the lesser of (a) $25,000 and (b) $0.02 for each share of Class A common stock issued and outstanding that is subject to redemption and that has not been redeemed in accordance with the terms of the Charter upon the election of each such one-month extension unless the closing of the Company’s initial business combination shall have occurred.

2.      Adjournment Proposal:    To approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Fifth Extension Amendment Proposal or if we determine that additional time is necessary to effectuate the Fifth Extension.

What are the purposes of the Fifth Extension Amendment Proposal and the Adjournment Proposal?

The sole purpose of the Fifth Extension Amendment Proposal is to provide the Company with additional time to complete the Proposed Business Combination or an alternative business combination.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the Special Meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Fifth Extension Amendment Proposal or if we determine that additional time is necessary to effectuate the Fifth Extension.

Approval of the Fifth Extension Amendment Proposal is a condition to the implementation of the Fifth Extension.

If the Fifth Extension Amendment Proposal is approved, such approval will constitute consent for the Company to remove the Withdrawal Amount from the Trust Account, deliver to the holders of redeemed public shares their pro rata portion of the Withdrawal Amount and retain the remainder of the funds in the Trust Account for the Company’s use in connection with consummating the Proposed Business Combination or an alternative initial business combination on or before the Extended Date.

If the Fifth Extension Amendment Proposal is approved and the Fifth Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. The Company cannot predict the amount that will remain in the Trust Account after such withdrawal if the Fifth Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be only a fraction of the $303,821.35 (including interest but less the funds used to pay taxes) that was in the Trust Account as of the record date. In such event, the Company may still seek to obtain additional funds to complete the Proposed Business Combination or an alternative business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Fifth Extension Amendment Proposal is not approved and the Company has not consummated an initial business combination by the Current Outside Date, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest earned on the Trust Account deposits (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the total number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. In addition, there will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete an initial business combination by the Current Outside Date.

The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Fifth Extension Amendment Proposal or if we determine that additional time is necessary to effectuate the Fifth Extension.

The Sponsor has agreed to waive its redemption rights with respect to its shares of common stock in connection with a stockholder vote to approve an amendment to the Charter.

Why is the Company proposing the Fifth Extension Amendment Proposal and the Adjournment Proposal?

The Charter provides for the return of the IPO proceeds held in trust to the holders of shares of common stock sold in the IPO if there is no qualifying business combination(s) consummated within the Current Outside Date. Our Board currently believes that there is not sufficient time for the Company to complete the Proposed Business Combination or any alternative initial business combination by the Current Outside Date. Accordingly, the Company has determined to seek stockholder approval to extend the Current Outside Date to the Extended Date.

The sole purpose of the Fifth Extension Amendment Proposal is to provide the Company with sufficient time to complete the Proposed Business Combination or an alternative initial business combination, which our Board believes is in the best interest of our stockholders. The Company believes that given the Company’s expenditure of time, effort and money on searching for potential business combination opportunities, circumstances warrant providing public stockholders an opportunity to consider an initial business combination.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the Special Meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Fifth Extension Amendment Proposal or if we determine that additional time is necessary to effectuate the Fifth Extension.

Accordingly, our Board is proposing the Fifth Extension Amendment Proposal and, if necessary, the Adjournment Proposal to extend the Company’s corporate existence until the Extended Date.

You are not being asked to vote on the Proposed Business Combination or any alternative business combination at this time. If the Fifth Extension is implemented and you do not elect to redeem your public shares now, you will retain the right to vote on the Proposed Business Combination or any alternative business combination when and if one is submitted to the public stockholders (provided that you are a stockholder on the record date for a meeting to consider such business combination) and the right to redeem your public shares for a pro rata portion of the Trust Account in the event the Proposed Business Combination or any alternative business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

Why should I vote for the Fifth Extension Amendment Proposal?

Our Board believes stockholders will benefit from the Company consummating the Proposed Business Combination or an alternative business combination and is proposing the Fifth Extension Amendment to extend the date by which the Company must complete a business combination until the Extended Date. The Fifth Extension would allow the Company to continue to pursue the consummation of the Proposed Business Combination or an alternative business combination, which our Board believes is in the best interests of the Company and our stockholders.

Our Charter provides that if our stockholders approve an amendment to the Charter that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if the Company does not complete a business combination by the Current Outside Date, the Company will provide our public stockholders with the opportunity to redeem all or a portion of their shares of common stock upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest earned on the Trust Account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. This Charter provision was included to protect the Company’s stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the Charter. The Company also believes, however, that given the Company’s expenditure of time, effort and money on pursuing potential business combination opportunities, circumstances warrant providing public stockholders an opportunity to consider an initial business combination.

Our Board recommends that you vote in favor of the Fifth Extension Amendment Proposal, but expresses no opinion as to whether you should redeem your public shares.

How do the Company insiders intend to vote their shares?

The Sponsor, which is an affiliate of certain members of the Board and the Company’s management team, is expected to vote any common stock over which it has voting control in favor of each of the two proposals. The Sponsor is not entitled to redeem its shares of common stock. On the record date, the Sponsor beneficially owned and was entitled to vote 8,881,250 shares of Class A common stock and 953,750 private placement shares, which represents approximately 99.7% of the Company’s issued and outstanding common stock. Assuming that a quorum is achieved at the Special Meeting and that the Sponsor votes all of its shares in favor of each of the two proposals, then the Fifth Extension Amendment Proposal and the Adjournment Proposal, if presented, will be approved even if some or all of the other public stockholders do not vote in favor of such proposals.

Does the Board recommend voting for the approval of the Fifth Extension Amendment Proposal and, if presented, the Adjournment Proposal?

Yes. After careful consideration of the terms and conditions of the proposals, the Board has determined that the Fifth Extension Amendment Proposal and, if presented, the Adjournment Proposal are in the best interests of the Company and our stockholders. The Board unanimously recommends that stockholders vote “FOR” each of the Fifth Extension Amendment Proposal and, if presented, the Adjournment Proposal.

What vote is required to adopt the Fifth Extension Amendment Proposal?

Approval of the Fifth Extension Amendment Proposal will require the affirmative vote of the holders of at least 65% of the Company’s outstanding common stock, including those shares held as a constituent part of our units, on the record date. As of the date of this proxy statement, the Sponsor holds approximately 99.7% of the Company’s outstanding common stock. The Sponsor plans to vote all of its shares in favor of the Fifth Extension Amendment Proposal. Assuming that a quorum is achieved at the Special Meeting and that the Sponsor votes all of its shares in favor of the Fifth Extension Amendment Proposal, then the Fifth Extension Amendment Proposal will be approved even if some or all of the other public stockholders do not vote in favor of such proposals.

If the Fifth Extension Amendment Proposal is approved and the Fifth Extension is implemented, any holder of public shares may redeem all or a portion of their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to such approval, including any interest earned on the Trust Account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. However, a public stockholder, together with any affiliate of such stockholder or any other person with whom such stockholder is acting in concert or as a “group” (as defined under Section 13(d)(3) of the Exchange Act), will be restricted from seeking redemption rights with respect to more than an aggregate of 15% of the shares of Class A common stock without the prior consent of the Company.

What vote is required to adopt the Adjournment Proposal?

If presented, the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the Special Meeting. The Sponsor plans to vote all of its shares in favor of the Adjournment Proposal, if presented. Assuming that a quorum is achieved at the Special Meeting and that the Sponsor votes all of its shares in favor of the Adjournment Proposal, if presented, then the Adjournment Proposal will be approved even if some or all of the other public stockholders do not vote in favor of such proposal.

What happens if I sell my public shares or units before the Special Meeting?

The May 7, 2026 record date is earlier than the date of the Special Meeting. If you transfer your public shares, including those shares held as a constituent part of our units, after the record date, but before the Special Meeting, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the Special Meeting. If you transfer your public shares prior to the record date, you will have no right to vote those shares at the Special Meeting. If you acquired your public shares after the record date, you will still have an opportunity to redeem them if you so decide.

What if I don’t want to vote for the Fifth Extension Amendment Proposal or the Adjournment Proposal?

If you do not want the Fifth Extension Amendment Proposal to be approved, you may abstain, not vote or vote against such proposal. If the Fifth Extension Amendment Proposal is approved, and the Fifth Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming stockholders.

If you do not want the Adjournment Proposal to be approved, you must vote against the proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is achieved but will have no effect on the outcome of the Adjournment Proposal.

Will you seek any further extensions to liquidate the Trust Account?

Other than the Fifth Extension, the Company does not currently anticipate seeking any further extension to consummate the Proposed Business Combination or an alternative initial business combination.

What happens if the Fifth Extension Amendment Proposal is not approved?

If the Fifth Extension Amendment Proposal is not approved and the Company has not consummated an initial business combination by the Current Outside Date, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest earned on the Trust Account deposits (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the total number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. In addition, there will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete an initial business combination by the Current Outside Date.

The Sponsor has agreed to waive its redemption rights with respect to its shares of common stock in connection with a stockholder vote to approve an amendment to the Charter.

If the Fifth Extension Amendment Proposal is approved, what happens next?

If the Fifth Extension Amendment Proposal is approved, (i) the Company will continue to attempt to consummate the Proposed Business Combination or an alternative business combination until the Extended Date, (ii) the Company will file an amendment to the Charter with the Secretary of State of the State of Delaware in the form of Annex A hereto and will remain a reporting company under the Exchange Act, and its units, public shares and public warrants will remain traded on the OTC Pink Market and (iii) the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of the Company’s common stock held by our Sponsor through its shares.

How are the funds in the Trust Account currently being held?

On January 24, 2024, the SEC adopted previously proposed rules (the “SPAC Rules”) relating to, among other items, the extent to which special purpose acquisition companies (“SPACs”) could become subject to regulation under the Investment Company Act, including a rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPACs duration, asset composition, business purpose and activities.

There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC. As indicated above, we completed our IPO on December 14, 2021 and have operated as a blank check company. We may be unable to complete an initial business combination before the proposed Extended Date. If we were deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete any initial business combination and instead be required to liquidate the Company. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and warrants following such a transaction, and our warrants would expire worthless.

The funds in the Trust Account have, since our IPO, been held in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. During the year ended December 31, 2025, the Trust Account earned $110,291in interest. To mitigate the risk of us being deemed to have been operating as an unregistered investment company under the Investment Company Act, we may instruct the Trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash (i.e., in one or more bank accounts) until the earlier of the consummation of an initial business combination or our liquidation. Following such liquidation of the assets in our Trust Account, we will likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount our public stockholders would have otherwise received upon any redemption or liquidation of the Company if the assets in the Trust Account had remained in U.S. government securities or money market funds. This means that the amount available for redemption will not increase in the future.

In addition, we may be deemed to be an investment company. The longer that the funds in the Trust Account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary, there is a greater risk that we may be considered an unregistered investment company, in which case we may be required to liquidate. Accordingly, we may determine, in our discretion, to liquidate the securities held in the Trust Account at any time and instead hold all funds in the Trust Account in cash, which would further reduce the dollar amount our public stockholders would receive upon any redemption or our liquidation. For more information, see the section entitled “Risk Factors — If the Company is deemed to be an investment company under the Investment Company Act, it may be required to institute burdensome compliance requirements and its activities may be restricted, which may make it difficult for the Company to complete the Proposed Business Combination or an alternative initial business combination and may result in the Company winding up its operations and liquidating the Trust Account.”

If I do not redeem my shares now, would I still be able to vote on the Proposed Business Combination or any alternative initial business combination and exercise my redemption rights with respect to an initial business combination?

Yes. If you do not redeem your shares in connection with the Fifth Extension Amendment Proposal, then, assuming you are a stockholder as of the record date for voting on a business combination, you will be able to vote on the Proposed Business Combination or any alternative initial business combination when it is submitted to stockholders. You will also retain your right to redeem your public shares upon consummation of the Proposed Business Combination or any alternative initial business combination, subject to any limitations set forth in the Charter, as amended.

When and where is the Special Meeting?

The Special Meeting will be held at 9:00 a.m., Eastern Time, on June 11, 2026, in virtual format. The Company’s stockholders may attend, vote and examine the list of stockholders entitled to vote at the Special Meeting by visiting www.virtualshareholdermeeting.com/ATEK2026SM and entering the control number found on their proxy card, voting instruction form or notice included in their proxy materials. The Special Meeting will be held in virtual meeting format only. You will not be able to attend the Special Meeting in person.

How do I attend the Special Meeting?

If you are a registered stockholder, you will receive a proxy card from Broadridge Financial Solutions, Inc. The form contains instructions on how to attend the virtual Special Meeting including the URL address, along with your control number. You will need your control number for access.

How do I vote?

If you are a holder of record of Company common stock, including those shares held as a constituent part of our units, you may vote virtually at the Special Meeting or by submitting a proxy for the Special Meeting. Whether or not you plan to attend the Special Meeting, the Company urges you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Special Meeting and vote virtually if you have already voted by proxy.

If your shares of Company common stock, including those shares held as a constituent part of our units, are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares virtually at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

How do I change my vote?

If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card prior to the date of the Special Meeting or by voting virtually at the Special Meeting. Attendance at the Special Meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to the Company at 442 5th Avenue, New York, New York 10018, Attn: Isabelle Freidheim, Chief Executive Officer.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Special Meeting, who will count “FOR,” “AGAINST” and “ABSTAIN” votes, and broker non-votes (if any) for the Fifth Extension Amendment Proposal.

Because approval of the Fifth Extension Amendment Proposal requires the affirmative vote of the holders of at least 65% of the shares of the Company’s common stock outstanding on the record date (including those shares held as a constituent part of our units), abstentions, failures to vote and broker non-votes will have the same effect as votes “AGAINST” the Fifth Extension Amendment Proposal. As of the date of this proxy statement, the shares held by the Sponsor represent approximately 99.7% of the Company’s outstanding common stock. The Sponsor plans to vote all of its shares in favor of the Fifth Extension Amendment Proposal. Assuming that a quorum is achieved at the Special Meeting and that the Sponsor votes all of its shares in favor of the Fifth Extension Amendment Proposal, then the Fifth Extension Amendment Proposal will be approved even if some or all of the other public stockholders do not vote in favor of such proposal.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the Special Meeting. Abstentions, failures to vote and broker non-votes will not have an effect on the outcome of the Adjournment Proposal. The Sponsor plans to vote all of its shares in favor of the Adjournment Proposal, if presented. Assuming that a quorum is achieved at the Special Meeting and that the Sponsor votes all of its shares in favor of the Adjournment Proposal, if presented, then the Adjournment Proposal will be approved even if some or all of the other public stockholders do not vote in favor of such proposal.

While abstentions and broker non-votes, if any, will be counted as present for purposes of determining the achievement of a quorum, a failure to vote will not be counted as present for purposes of determining the achievement of a quorum. The Company does not expect any broker non-votes because the rules applicable to banks, brokers or other nominees only provide discretionary authority to vote on proposals that are considered routine, whereas each of the proposals to be presented at the Special Meeting is considered non-routine.

If my shares are held in “street name,” will my broker automatically vote them for me?

No. If your shares of Class A common stock are held through a bank, broker or other nominee, you are considered the “beneficial owner” of shares held in “street name.” If you hold your shares in “street name,” you will receive instructions from your bank, broker or other nominee that you must follow in order to submit your voting instructions and have your shares counted at the Special Meeting. Your bank, broker or other nominee cannot vote on any of the proposals to be considered at the Special Meeting without your instructions because they are non-routine matters. As a result, if you do not provide your bank, broker or other nominee with any voting instructions, your shares will not be counted for purposes of a quorum and will not be voted at the Special Meeting and, if a quorum is achieved, will have the same effect as a vote “AGAINST” the Fifth Extension Amendment Proposal, but will have no effect on the Adjournment Proposal.

What is a quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be achieved if at least a majority of the outstanding shares of common stock on the record date, including those shares held as a constituent part of our units, are represented virtually or by proxy at the Special Meeting.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote virtually at the Special Meeting. While abstentions will be counted as present for purposes of determining the achievement of a quorum, failures to vote or broker non-votes, if any, will not be counted as present for purposes of determining the existence of a quorum. The Company does not expect any broker non-votes because the rules applicable to banks, brokers or other nominees only provide discretionary authority to vote on proposals that are considered routine, whereas each of the proposals to be presented at the Special Meeting is considered non-routine.

Who can vote at the Special Meeting?

Only holders of record of the Company’s common stock, including those shares held as a constituent part of our units, at the close of business on May 7, 2026, are entitled to have their vote counted at the Special Meeting and any adjournments or postponements thereof. On the record date, 9,859,887 shares of common stock were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name.    If on the record date your shares or units were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company (the “transfer agent”), then you are a stockholder of record. As a stockholder of record, you may vote virtually at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting, the Company urges you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank.    If on the record date your shares or units were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting virtually. However, since you are not the stockholder of record, you may not vote your shares virtually at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

What interests do the Company’s directors and executive officers have in the approval of the Fifth Extension Amendment Proposal?

The Company’s directors and executive officers have interests in the Fifth Extension Amendment Proposal that may be different from, or in addition to, your interests as a stockholder. These interests include ownership by them or their affiliates of shares of our common stock, and warrants that may become exercisable in the future, and the possibility of future compensatory arrangements. See the sections entitled “The Fifth Extension Amendment Proposal — Interests of the Company’s Directors and Officers.”

Who is the Company’s Sponsor?

The Sponsor is Athena Technology Sponsor II, a Delaware limited liability company. The Sponsor currently owns 8,881,250 shares of Class A common stock and 953,750 private placement units. Isabelle Freidheim is the sole managing member of our Sponsor. Ms. Freidheim has sole voting and dispositive power over the shares of common stock held by the Sponsor and may be deemed to beneficially own such shares. The Company does not believe that any of the above facts or relationships would subject any business combination to regulatory review, including review by the Committee on Foreign Investment in the United States (“CFIUS”). Further, the Company does not believe that if such a review were conceivable that a potential business combination ultimately would be prohibited. However, if a potential business combination were to become subject to CFIUS review, CFIUS could decide to block or delay our proposed initial business combination, impose conditions with respect to such initial business combination or request the President of the United States to order us to divest all or a portion of the U.S. target business of our initial business combination that we acquired without first obtaining CFIUS approval. The time required for CFIUS to conduct its review and any remedy imposed by CFIUS could prevent the Company from completing its initial business combination and require the Company to liquidate. In that case, investors would be entitled to redemption of 100% of the public shares, at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes and expenses related to the administration of the Trust Account (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish the rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law. Moreover, investors would lose the investment opportunity in a target company, any price appreciation in the combined companies, and the warrants would expire worthless.

What if I object to the Fifth Extension Amendment Proposal or the Adjournment Proposal? Do I have appraisal rights?

Stockholders do not have appraisal rights in connection with either the Fifth Extension Amendment Proposal or, if presented, the Adjournment Proposal under the DGCL.

What happens to the Company’s warrants if the Fifth Extension Amendment Proposal is not approved?

If the Fifth Extension Amendment Proposal is not approved and the Company has not consummated an initial business combination by the Current Outside Date, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest earned on the Trust Account deposits (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the total number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event the Company winds up.

What happens to the Company’s warrants if the Fifth Extension Amendment Proposal is approved?

If the Fifth Extension Amendment Proposal is approved, the Company will continue its efforts to consummate the Proposed Business Combination or an alternative business combination until the Extended Date and will retain the blank check company restrictions previously applicable to it. The warrants will remain outstanding in accordance with their terms.

How do I redeem my public shares?

If the Fifth Extension is implemented, each public stockholder may seek to redeem all or a portion of his or her public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the approval of the Fifth Extension, including any interest earned on the Trust Account deposits (which interest shall be net of taxes payable), divided by the total number of then outstanding public shares. You will also be able to redeem your public shares in connection with any stockholder vote to approve the Proposed Business Combination or any alternative initial business combination, or if the Company has not consummated a business combination by the Extended Date.

Pursuant to our Charter, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if the Fifth Extension Amendment Proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)     (a) hold public shares or (b) hold public shares through units and you elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)    prior to 5:00 p.m. Eastern Time, on June 9, 2026 (two business days prior to the scheduled vote at the Special Meeting), (a) submit a written request, including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, to the transfer agent at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004 (e-mail: spacredemptions@continentalstock.com), that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public stockholders may elect to redeem all or a portion of their public shares regardless of whether they vote “FOR” or “AGAINST” the Fifth Extension Amendment Proposal and regardless of whether they hold public shares on the record date.

If you hold your shares through a bank or broker, you must ensure your bank or broker complies with the requirements identified herein, including submitting a written request that your shares be redeemed for cash to the transfer agent and delivering your shares to the transfer agent prior to 5:00 p.m. Eastern Time on June 9, 2026 (two business days before the scheduled vote at the Special Meeting). You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Fifth Extension Amendment and the Election.

Through DTC’s DWAC (Deposit/Withdrawal at Custodian) System, this electronic delivery process can be accomplished by the stockholder, whether it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the Fifth Extension Amendment Proposal will not be redeemed for cash held in the Trust Account. In the event that a public stockholder tenders its shares and decides prior to the vote at the Special Meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Special Meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Fifth Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Fifth Extension Amendment Proposal will not be approved.

The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Fifth Extension would receive payment of the redemption price for such shares soon after the completion of the Fifth Extension Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If I am a unit holder, can I exercise redemption rights with respect to my units?

No. Holders of outstanding units must separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate for such units to our transfer agent with written instructions to separate such units into public shares, and public warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights upon the separation of the public shares from the units. See “How do I redeem my public shares?” above.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares of common stock.

Who is paying for this proxy solicitation?

The Company will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Where do I find the voting results of the Special Meeting?

We will announce preliminary voting results at the Special Meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Special Meeting.

Who can help answer my questions?

If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

Athena Technology Acquisition Corp. II
442 5th Avenue
New York, New York 10018
Attn: Isabelle Freidheim
Telephone: (970) 925-1572

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K for the year ended December 31, 2025 and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Fifth Extension will enable us to complete the Proposed Business Combination or an alternative business combination.

Even if the Fifth Extension Amendment Proposal is approved and the Fifth Extension is implemented, the Company can provide no assurances that the Proposed Business Combination or an alternative initial business combination will be consummated prior to the Extended Date. Our ability to consummate the Proposed Business Combination or an alternative business combination, is dependent on a variety of factors, many of which are beyond our control, including satisfaction or waiver of certain conditions required to consummate the Proposed Business Combination.

If the Fifth Extension Amendment Proposal is approved, the Company expects to seek stockholder approval of the Proposed Business Combination. We are required to offer stockholders the opportunity to redeem shares of Class A common stock in connection with the Fifth Extension Amendment Proposal, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve the Proposed Business Combination or any alternative business combination. Even if the Fifth Extension Amendment Proposal and the Proposed Business Combination or an alternative business combination are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate such business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Fifth Extension Amendment Proposal and our Proposed Business Combination or an alternative business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of shares of Class A common stock on the open market. The price of shares of Class A common stock may be volatile, and there can be no assurance that stockholders will be able to dispose of shares of Class A common stock at favorable prices, or at all.

The Company’s securities were delisted from trading on NYSE American and now are quoted on the OTC Pink Market, which is not a national securities exchange. This may adversely affect the liquidity and trading of our securities and may impact our ability to complete the Proposed Business Combination or an alternative business combination.

The Company’s securities are quoted on the OTC Pink Market, which is an inter-dealer automated quotation system for equity securities not listed on a national securities exchange. We face significant material adverse consequences due to not trading on a national securities exchange, including reduced liquidity for our securities.

Following the IPO, Athena’s Class A common stock, public warrants and units, (together, the “Company Securities”) were listed on the New York Stock Exchange (the “NYSE”). On July 17, 2023, the Board authorized the transfer of the listing of the Company Securities from the NYSE to NYSE American LLC (“NYSE American”). The listing and trading of the Company Securities on the NYSE ended at market close on July 20, 2023, and the trading of the Company Securities on the NYSE American commenced at market open on July 21, 2023.

On December 19, 2024, NYSE American filed a Form 25 to delist the Company Securities and to remove such securities from registration under Section 12(b) of the Exchange Act. Such delisting took effect on December 30, 2024. The Class A common stock, Public Warrants and units currently trade on the OTC Pink Market under the symbols “ATEK,” “ATEK.U” and “ATEK WS,” respectively.

When fewer shares of a security are being traded, volatility of prices may increase, and price movement may outpace the ability to deliver accurate quote information. Due to lower trading volumes of our securities, there may be a lower likelihood that orders for shares of Class A common stock, the units, and the warrants will be executed, and current prices may differ significantly from the price that was quoted at the time of entry of the order. There can be no assurance that a more active market for our securities will develop, or if one should develop, there is no assurance that it will be maintained. Further, our Class A common stock may be determined to be a “penny stock” which will require brokers trading in our Class A common stock to adhere to more stringent rules and possibly result in a further reduced level of trading activity in the secondary trading market for our securities.

We may face other significant material adverse consequences related to the delisting of the Company Securities, including having to meet additional requirements for any listing application with a national exchange in connection with the Proposed Business Combination or any alternative business combination and having a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Since the delisting of the Company Securities, our Class A common stock, units and warrants no longer qualify as covered securities under such statute, and we are subject to regulation in each state in which we offer our securities. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by SPACs, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states.

If the Company is deemed to be an investment company under the Investment Company Act, it may be required to institute burdensome compliance requirements and its activities may be restricted, which may make it difficult for the Company to complete the Proposed Business Combination or an alternative initial business combination and may result in the Company winding up its operations and liquidating the Trust Account.

If the Company is deemed to be an investment company under the Investment Company Act, its activities may be restricted, including:

•        restrictions on the nature of its investments; and

•        restrictions on the issuance of securities;

each of which may make it difficult for the Company to complete the Proposed Business Combination or another initial business combination.

In order not to be regulated as an investment company under the Investment Company Act, unless the Company can qualify for an exclusion, it must ensure that it is engaged primarily in a business other than investing, reinvesting or trading of securities and that our activities do not include investing, reinvesting, owning, holding or trading “investment securities” constituting more than 40% of our total assets (exclusive of U.S. government securities and cash items) on an unconsolidated basis. The Company’s business is to identify and complete an initial business combination and thereafter to operate the post-transaction business or assets for the long term.

The Company does not believe that its principal activities will subject it to the Investment Company Act. To this end, the proceeds held in the Trust Account may only be invested in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act that invest only in direct U.S. government treasury obligations. By restricting the investment of the proceeds to these instruments, and by having a business plan targeted at acquiring and growing businesses for the long term (rather than on buying and selling businesses in the manner of a merchant bank or private equity fund), the Company intends to avoid being deemed an “investment company” within the meaning of the Investment Company Act. The Company’s securities are not intended for persons who are seeking a return on investments in government securities or investment securities. The Trust Account is intended as a holding place for funds pending the earliest to occur of: (i) the completion of the Company’s primary business objective, which is a business combination; (ii) the redemption of any public shares properly submitted in connection with a stockholder vote to amend the Charter to modify the substance or timing of the Company’s obligation to provide for the redemption of the public shares in connection with an initial business combination or to redeem 100% of the public shares if it does not complete our initial business combination by the Current Outside Date, or if the Fifth Extension is approved, by the Extended Date; and (iii) absent a business combination, the Company’s return of the funds held in the Trust Account to the public stockholders as part of its redemption of the public shares. If the Company does not invest the proceeds as discussed above, it may be deemed to be subject to the Investment Company Act.

If the Company were deemed to be subject to the Investment Company Act, compliance with these additional regulatory burdens may require the Company to change its operations or register as an investment company under the Investment Company Act, require additional expenses for which the Company has not allotted funds, hinder the Company’s ability to consummate the Proposed Business Combination and any alternative initial business combination, and potentially result in the Company having to wind up its operations and liquidate the Trust Account. If the Company is unable to complete an initial business combination, the public stockholders may receive only approximately $10.10 per share on the liquidation of the Trust Account, and the public warrants will expire worthless. In certain circumstances, the public stockholders may receive less than $10.10 per share on the redemption of their shares.

The ability of our public stockholders to exercise redemption rights if the Fifth Extension Amendment Proposal is approved with respect to our public shares may adversely affect the liquidity of our securities.

Pursuant to our Charter, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if the Fifth Extension Amendment Proposal is approved. The ability of our public stockholders to exercise such redemption rights with respect to our public shares may adversely affect the liquidity of our Class A common stock. As a result, you may be unable to sell your Class A common stock even if the per-share market price is higher than the per-share redemption price paid to public stockholders that elect to redeem their public shares if the Fifth Extension Amendment Proposal is approved.

Our independent registered public accounting firm’s report contains an explanatory paragraph that expresses substantial doubt about our ability to continue as a “going concern,” and our management has concluded that there is substantial doubt about our ability to continue as a “going concern.”

Our independent registered public accounting firm’s report contains an explanatory paragraph that expresses substantial doubt about our ability to continue as a “going concern,” and in connection with the Company’s assessment of going concern considerations in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 205-40, “Presentation of Financial Statements — Going Concern” (“ASC 205-40”), we have determined that there is substantial doubt about the Company’s ability to continue as a going concern. Such doubt carries additional risk, but we continue to operate and aim to complete the Proposed Business Combination or an alternative business combination.

THE SPECIAL MEETING

Date, Time, Place and Purpose of the Special Meeting

The Special Meeting will be held at 9:00 a.m., Eastern Time, on June 11, 2026. The Special Meeting will be held virtually, at www.virtualshareholdermeeting.com/ATEK2026SM. At the Special Meeting, the stockholders will consider and vote upon the following proposals.

1.      The Fifth Extension Amendment Proposal:    To amend our Charter to extend the date by which the Company must consummate a business combination from June 14, 2026 to March 14, 2027, provided that the Sponsor or its affiliates or permitted designees will deposit into the Trust Account the lesser of (a) $25,000 and (b) $0.02 for each share of Class A common stock issued and outstanding that is subject to redemption and that has not been redeemed in accordance with the terms of the Charter upon the election of each such one-month extension unless the closing of the Company’s initial business combination shall have occurred.

2.      The Adjournment Proposal:    To approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Fifth Extension Amendment Proposal, or if we determine that additional time is necessary to effectuate the Fifth Extension.

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the Special Meeting if you owned our common stock, including as a constituent part of a unit, at the close of business on May 7, 2026, the record date for the Special Meeting. You will have one vote per share for each share of common stock you owned at that time. Our warrants do not carry voting rights.

At the close of business on the record date, there were 9,859,887 outstanding shares of Class A common stock, each of which entitles its holder to cast one vote per share. There were no outstanding shares of Class B common stock.

Quorum

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be achieved at the Special Meeting if at least a majority of the outstanding shares of Company common stock on the record date, including those shares held as a constituent part of our units, are represented virtually or by proxy at the meeting.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote virtually at the Special Meeting. While abstentions and broker non-votes, if any, will be counted as present for purposes of determining the achievement of a quorum, failures to vote will not be counted as present for purposes of determining the existence of a quorum. The Company does not expect any broker non-votes because the rules applicable to banks, brokers or other nominees only provide discretionary authority to vote on proposals that are considered routine, whereas each of the proposals to be presented at the Special Meeting is considered non-routine.

Votes Required

While abstentions will be counted as present for purposes of determining the achievement of a quorum, failures to vote or broker non-votes, if any, will not be counted as present for purposes of determining the existence of a quorum. The Company does not expect any broker non-votes because the rules applicable to banks, brokers or other nominees only provide discretionary authority to vote on proposals that are considered routine, whereas each of the proposals to be presented at the Special Meeting is considered non-routine.

Approval of the Fifth Extension Amendment Proposal will require the affirmative vote of the holders of at least 65% of the Company’s common stock outstanding on the record date, including those shares held as a constituent part of our units. As of the date of this proxy statement, the shares held by the Sponsor represent approximately 99.7% of the Company’s outstanding common stock. The Sponsor plans to vote all of its shares in favor of the Fifth Extension

Amendment Proposal. Assuming that a quorum is achieved at the Special Meeting and that the Sponsor votes all of its shares in favor of the Fifth Extension Amendment Proposal, then the Fifth Extension Amendment Proposal will be approved even if some or all of the other public stockholders do not vote in favor of such proposals.

Assuming a quorum is achieved at the Special Meeting abstentions, failures to vote and broker non-votes, if any, will have the same effect as an “AGAINST” vote with regards to the Fifth Extension Amendment Proposal.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the Special Meeting. The Sponsor plans to vote all of its shares in favor of the Adjournment Proposal, if presented. Assuming that a quorum is achieved at the Special Meeting and that the Sponsor votes all of its shares in favor of the Adjournment Proposal, if presented, then the Adjournment Proposal will be approved even if some or all of the other public stockholders do not vote in favor of such proposal.

Assuming a quorum is achieved at the Special Meeting, abstentions, failures to vote and broker non-votes, if any, will not have an effect on the outcome of the Adjournment Proposal.

If you do not want the Fifth Extension Amendment Proposal to be approved, you may vote against, abstain or not vote for such proposal. If you do not want the Adjournment Proposal to be approved, if presented, you must vote against such proposal.

Voting

You can vote your shares at the Special Meeting by proxy or virtually. You can vote by proxy by having one or more individuals who will be at the Special Meeting vote your shares for you. These individuals are called “proxies” and using them to cast your vote at the Special Meeting is called voting “by proxy.”

If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy by telephone or over the internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

If you complete the proxy card and mail it in the envelope provided or submit your proxy by telephone or over the internet as described above, you will designate Isabelle Freidheim and Kirthiga Reddy to act as your proxy at the Special Meeting. One of them will then vote your shares at the Special Meeting in accordance with the instructions you have given them in the proxy card or voting instructions, as applicable, with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournment(s) of the Special Meeting.

Alternatively, you can vote your shares in person by attending the virtual Special Meeting.

A special note for those who plan to attend the Special Meeting and vote virtually: if your shares or units are held in the name of a broker, bank or other nominee, please follow the instructions you receive from your broker, bank or other nominee holding your shares. You will not be able to vote at the Special Meeting unless you obtain a legal proxy from the record holder of your shares.

Our Board is asking for your proxy. Giving our Board your proxy means you authorize the designated proxies to vote your shares at the Special Meeting in the manner you direct. You may vote for or against any proposal or you may abstain from voting. All valid proxies received prior to the Special Meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” the Fifth Extension Amendment Proposal and, if presented, the Adjournment Proposal, and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the Special Meeting.

Stockholders who hold their shares in “street name,” meaning the name of a bank, broker or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a legal proxy from the record holder to vote their shares at the Special Meeting.

Revocability of Proxies

Any proxy may be revoked by the person giving it at any time before the polls close at the Special Meeting. A proxy may be revoked by filing with Isabelle Freidheim, Chief Executive Officer, at Athena Technology Acquisition Corp. II, 442 5th Avenue, New York, New York 10018, either a written notice of revocation bearing a date later than the date of such proxy or a subsequent proxy relating to the same shares, or by attending the Special Meeting and voting virtually.

Simply attending the Special Meeting will not constitute a revocation of your proxy. If your shares are held in the name of a bank, broker or other nominee who is the record holder, you must follow the instructions of your bank, broker or other nominee to revoke a previously given proxy.

Attendance at the Special Meeting

Only holders of common stock, their proxy holders and guests of the Company may attend the Special Meeting. If you wish to attend the Special Meeting but you hold your shares or units through someone else, such as a broker, please follow the instructions you receive from your bank, broker or other nominee holding your shares. You must bring a legal proxy from the bank, broker or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

No Right of Appraisal

The Company’s stockholders do not have appraisal rights under the DGCL in connection with the proposals to be voted on at the Special Meeting. Accordingly, our stockholders have no right to dissent and obtain payment for their shares.

Other Business

The Company is not currently aware of any business to be acted upon at the Special Meeting other than the matters discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Special Meeting and with respect to any other matters which may properly come before the Special Meeting. If other matters do properly come before the Special Meeting, or at any adjournment(s) of the Special Meeting, the Company expects that the shares of common stock represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board.

Principal Executive Offices

Our principal executive offices are located at 442 5th Avenue, New York, New York 10018. Our telephone number at such address is (970) 925-1572.

THE FIFTH EXTENSION AMENDMENT PROPOSAL

Background

We are a blank check company whose business purpose is to effect a merger, capital stock exchange, asset acquisition, stock purchase reorganization or similar business combination with one or more businesses. We were incorporated in Delaware on May 20, 2021. On December 14, 2021, the Company consummated its IPO of 25,375,000 units, including the issuance of 375,000 units as a result of the underwriters’ partial exercise of their over-allotment option. Each unit consists of one share of Class A common stock and one-half of one redeemable public warrant, with each whole warrant entitling the holder thereof to purchase one share of Class A common stock for $11.50 per share. The units were sold at a price of $10.00 per unit, generating total gross proceeds of $253,750,000.

Prior to the consummation of the IPO, on August 31, 2021, the Company issued an aggregate of 7,362,500 founder shares to its Sponsor for an aggregate purchase price of $25,000, and in November 2021, the Company effected a 1.36672326 for 1 stock split of its common stock, resulting in the Sponsor owning an aggregate of 10,062,500 founder shares. Up to 1,312,500 founder shares were forfeited by the Sponsor depending on the extent to which the underwriters’ over-allotment option was exercised. In connection with the underwriters’ partial exercise of their over-allotment option on December 28, 2021, the Sponsor forfeited 1,181,250 founder shares. As of the date of this proxy statement, the Sponsor owns an aggregate of 8,881,250 shares of Class A common stock.

Simultaneously with the closing of the IPO, the Company consummated the sale of an aggregate of 950,000 private placement units at a price of $10.00 per private placement unit in a private placement to our Sponsor, generating gross proceeds to the Company of $9,500,000. Simultaneously with the exercise of the over-allotment, the Company consummated the private placement of an additional 3,750 private placement units to the Sponsor at a purchase price of $10.00 per private placement unit, generating gross proceeds of $37,500. As of the date of this proxy statement, the Sponsor owns an aggregate of 953,750 private placement units. Each private placement unit consists of one share of Class A common stock and one-half of one private placement warrant. Each whole private placement warrant is exercisable to purchase one whole share of Class A common stock at $11.50 per share.

The Proposed Business Combination

On December 4, 2024, the Company announced that it had entered into the Business Combination Agreement with Ace Green Recycling, Merger Sub and the Sponsor. Pursuant to the Business Combination Agreement, subject to the satisfaction or waiver of certain conditions precedent, Merger Sub will merge with and into Ace Green Recycling, with Ace Green Recycling surviving the Merger as a wholly owned subsidiary of the Company. The Board has unanimously (i) approved and declared advisable the Proposed Business Combination, the Business Combination Agreement and the other transactions contemplated thereby, and (ii) resolved to recommend approval of the Business Combination Agreement and related matters by our stockholders.

The Company and Ace Green Recycling initially filed a registration statement on Form S-4 with the SEC on April 30, 2025 which includes a preliminary proxy statement/prospectus for the purpose of soliciting approval of the Proposed Business Combination at a special meeting of the Company’s stockholders to be held after the S-4 has been declared effective by the SEC. The S-4 is not yet effective, and the Company will file with the SEC and mail to its stockholders a definitive proxy statement/prospectus relating to the Proposed Business Combination prior to any such stockholder meeting. For additional information regarding the Proposed Business Combination, see the Company’s Current Report on Form 8-K filed on December 5, 2024 and the S-4, including any amendments or supplements thereto.

The sole purpose of the Fifth Extension Amendment Proposal is to provide the Company with sufficient time to complete the Proposed Business Combination or an alternative business combination. The Charter currently provides that the Company has until June 14, 2026 to complete a business combination. The Company and the other parties to the Business Combination Agreement are currently working towards satisfaction (or waiver) of the conditions required for consummation of the Proposed Business Combination, including drafting any necessary amendments to the S-4 or other SEC filings related to the transaction, but we have determined that there will not be sufficient time before the Current Outside Date to complete the SEC review process, hold a stockholder meeting to obtain the requisite approval of, and to consummate, the Proposed Business Combination. Management believes that it can consummate the Proposed Business Combination before the Extended Date. Accordingly, the Board believes that it is in the best interests of the Company and our stockholders to approve the Fifth Extension Amendment Proposal.

Prior Extensions

On June 13, 2023, the Company held a special meeting at which its stockholders approved, by special resolution, proposals to amend the Charter and the Trust Agreement to extend the date by which the Company must consummate its initial business combination from June 14, 2023 to March 14, 2024. The amendments enabled us to extend the period of time we have to consummate our initial business combination by nine months, by electing to extend the date to consummate an initial business combination on a monthly basis for up to nine times by an additional one month each time, provided that the Sponsor or its affiliates or permitted designees deposited into the Trust Account the lesser of (a) $60,000 and (b) $0.03 per share of common stock that was subject to redemption and that was not redeemed. In connection with the First Extension, the Sponsor made nine monthly contributions to the Trust Account of $60,000 each, for total deposits of $540,000 through February 9, 2024.

In connection with the special meeting at which the First Extension was approved, the holders of an aggregate of 23,176,961 shares of Class A common stock, representing approximately 91.3% of the then issued and outstanding public shares properly exercised their right to redeem their shares for cash. As a result, an aggregate of $239,604,919.33 (or approximately $10.34 per share) was released from the Trust Account to pay such stockholders.

On June 21, 2023, pursuant to the terms of our Charter, as amended on June 13, 2023 and June 20, 2023, the Sponsor elected to convert each of its 8,881,250 founder shares into Class A common stock on a one-for-one basis with immediate effect. Following such conversion, there were 12,033,039 shares of Class A common stock issued and outstanding and no shares of Class B common stock issued and outstanding.

On March 12, 2024, the Company held a special meeting at which its stockholders approved, by special resolution, proposals to, among other things, extend the date by which the Company must consummate its initial business combination from March 14, 2024 to December 14, 2024. The amendment enabled us to further extend the period of time we have to consummate our initial business combination by nine months, by electing to extend the date to consummate an initial business combination on a monthly basis for up to nine times by an additional one month each time, provided that the Sponsor or its affiliates or permitted designees deposited into the Trust Account the lesser of (a) $40,000 and (b) $0.02 per share of Class A common stock that was subject to redemption and that was not redeemed. In connection with the Second Extension, the Sponsor made nine monthly contributions to the Trust Account of $25,755.62 each, for total deposits of $231,800.58.

In connection with the special meeting at which the Second Extension was approved, the holders of an aggregate of 910,258 shares of Class A common stock, representing approximately 41.4% of the then issued and outstanding public shares, properly exercised their right to redeem their shares for cash. As a result, an aggregate of $10,156,503.84 (or approximately $11.16 per share) was released from the Trust Account to pay such stockholders.

On December 10, 2024, the Company held its 2024 annual meeting at which its stockholders approved, by special resolution, proposals to, among other things, extend the date by which the Company must consummate its initial business combination from December 14, 2024 to September 14, 2025. The amendment enabled us to further extend the period of time we have to consummate our initial business combination by nine months, by electing to extend the date to consummate an initial business combination on a monthly basis for up to nine times by an additional one month each time, provided that the Sponsor or its affiliates or permitted designees deposited into the Trust Account the lesser of (a) $25,000 and (b) $0.02 per share of Class A common stock that was subject to redemption and that was not redeemed. In connection with the Third Extension, the Sponsor has made nine monthly contributions to the Trust Account of $6,203.12 each, for total deposits of $55,828.08.

In connection with the annual meeting at which the Third Extension was approved, the holders of an aggregate of 977,625 shares of Class A common stock, representing approximately 75.9% of the then issued and outstanding public shares, properly exercised their right to redeem their shares for cash. As a result, an aggregate of $11,497,958.97 (or approximately $11.76 per share) was released from the Trust Account to pay such stockholders.

On September 10, 2025, the Company held a special meeting at which its stockholders approved, by special resolution, a proposal to, among other things, extend the date by which the Company must consummate its initial business combination from September 14, 2025 to June 14, 2026. The amendment enabled us to further extend the period of time we have to consummate our initial business combination by nine months, by electing to extend the date to consummate an initial business combination on a monthly basis for up to nine times by an additional one month each time, provided that the Sponsor or its affiliates or permitted designees deposited into the Trust Account the lesser of (a) $25,000 and (b) $0.02 per share of Class A common stock that was subject to redemption and that was not redeemed. In connection with the Fourth Extension, the Sponsor made nine monthly contributions to the Trust Account of $497.74 each, for total deposits of $4,479.66.

In connection with the special meeting at which the Fourth Extension was approved, the holders of an aggregate of 285,269 shares of Class A common stock, representing approximately 92.0% of the then issued and outstanding public shares, properly exercised their right to redeem their shares for cash. As a result, an aggregate of $3,335,294.38 (or approximately $11.69 per share) was released from the Trust Account to pay such stockholders.

Our current Charter provides that we have until June 14, 2026, to complete an initial business combination. As of the record date, the Company had approximately $303,821 of cash in the Trust Account.

The Fifth Extension Amendment

The Company is proposing to amend the Charter to extend the date by which the Company must consummate a business combination to up to the Extended Date by electing to extend the date to consummate an initial business combination on a monthly basis up to nine times by an additional one month each time after the Current Outside Date until the Extended Date, or a total of up to nine months after the Current Outside Date, provided that the Sponsor or its affiliates or permitted designees will deposit into the Trust Account the lesser of (a) $25,000 and (b) $0.02 for each share of common stock that is subject to redemption and that has not been redeemed.

The sole purpose of the Fifth Extension Amendment Proposal is to provide the Company with additional time to complete the Proposed Business Combination or an alternative initial business combination. Approval of the Fifth Extension Amendment Proposal is a condition to the implementation of the Fifth Extension.

A copy of the proposed amendment to the Company’s Charter is attached to this proxy statement as Annex A.

The Sponsor

The Sponsor is Athena Technology Sponsor II, a Delaware limited liability company. The Sponsor currently owns 8,881,250 shares of Class A common stock and 953,750 private placement units. Isabelle Freidheim is the sole managing member of our Sponsor. Ms. Freidheim has sole voting and dispositive power over the shares of Class A common stock held by the Sponsor and may be deemed to beneficially own such shares. The Company does not believe that any of the above facts or relationships would subject an initial business combination to regulatory review, including review by CFIUS. Further, the Company does not believe that if such a review were conceivable that a potential business combination ultimately would be prohibited. However, if a potential business combination were to become subject to CFIUS review, CFIUS could decide to block or delay our proposed initial business combination, impose conditions with respect to such initial business combination or request the President of the United States to order us to divest all or a portion of the U.S. target business of our initial business combination that we acquired without first obtaining CFIUS approval. The time required for CFIUS to conduct its review and any remedy imposed by CFIUS could prevent the Company from completing its initial business combination and require the Company to liquidate. In that case, investors would be entitled to redemption of 100% of the public shares, at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes and expenses related to the administration of the Trust Account (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish the rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law. Moreover, investors would lose the investment opportunity in a target company, any price appreciation in the combined companies, and the warrants would expire worthless.

If the Fifth Extension Amendment Proposal is Not Approved

Stockholder approval of the Fifth Extension Amendment Proposal is required for the implementation of our Board’s plan to extend the date by which we must consummate an initial business combination. Therefore, our Board will abandon and not implement the Fifth Extension Amendment unless our stockholders approve the Fifth Extension Amendment Proposal.

If the Fifth Extension Amendment Proposal is not approved and the Company does not consummate an initial business combination by the Current Outside Date, in accordance with our Charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest earned on the Trust Account deposits (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the total number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event the Company winds up.

The Sponsor has waived its rights to participate in any liquidating distribution with respect to such shares. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event the Fifth Extension Amendment Proposal is not approved. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account. If such funds are insufficient, our Sponsor has agreed to advance it the funds necessary to complete such liquidation and has agreed not to seek repayment of such expenses.

If the Fifth Extension Amendment Proposal is Approved

If the Fifth Extension Amendment Proposal is approved, the Company will file an amendment to the Charter with the Secretary of State of the State of Delaware in the form of Annex A hereto to extend the time it has to complete a business combination until the Extended Date. The Company would have up to an additional nine months after the Current Outside Date to consummate an initial business combination, provided that the Sponsor or its affiliates or permitted designees will deposit into the Trust Account the lesser of (a) $25,000 and (b) $0.02 for each share of common stock that is subject to redemption and that has not been redeemed. The Company will then continue to work to consummate the Proposed Business Combination or an alternative initial business combination by the Extended Date.

You are not being asked to vote on the Proposed Business Combination or any alternative business combination at this time. If the Fifth Extension is implemented and you do not elect to redeem your public shares in connection with the Fifth Extension, you will retain the right to vote on the Proposed Business Combination or any alternative business combination when and if one is submitted to the public stockholders (provided that you are a stockholder on the record date for a meeting to consider a business combination) and the right to redeem your public shares for a pro rata portion of the Trust Account in the event the Proposed Business Combination or an alternative business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

If the Fifth Extension Amendment Proposal is approved and the Fifth Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. The Company cannot predict the amount that will remain in the Trust Account after such withdrawal if the Fifth Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be only a fraction of the $303,821.35 (including interest but less the funds used to pay taxes) that was in the Trust Account as of the record date. In such event, the Company may still seek to obtain additional funds to complete a business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

Redemption Rights

If the Fifth Extension Amendment Proposal is approved, and the Fifth Extension is implemented, any holder of public shares may redeem all or a portion of their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to such approval, including any interest earned on the Trust Account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. However, a public stockholder, together with any affiliate of such stockholder or any other person with whom such stockholder is acting in concert or as a “group” (as defined under Section 13(d)(3) of the

Exchange Act), will be restricted from seeking redemption rights with respect to more than an aggregate of 15% of the shares of Class A common stock without the prior consent of the Company. If the Fifth Extension Amendment Proposal is approved by the requisite vote of stockholders, then the Withdrawal Amount (as defined below) will be withdrawn from the Trust Account and paid to the redeeming public stockholders with respect to the portion of public shares that were validly redeemed as described above. In addition, the remaining public stockholders will be entitled to have their shares redeemed for cash if the Company has not completed a business combination by the Extended Date, subject to any limitations set forth in our Charter.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST ENSURE YOUR BANK, BROKER OR OTHER NOMINEE COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT AND DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. ET ON JUNE 9, 2026 (TWO BUSINESS DAYS BEFORE THE SCHEDULED VOTE AT THE SPECIAL MEETING). YOU WILL ONLY BE ENTITLED TO RECEIVE CASH IN CONNECTION WITH A REDEMPTION OF THESE SHARES IF YOU CONTINUE TO HOLD THEM UNTIL THE EFFECTIVE DATE OF THE FIFTH EXTENSION AMENDMENT PROPOSAL AND THE ELECTION.

Pursuant to our Charter, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if the Fifth Extension Amendment Proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)     (a) hold public shares or (b) hold public shares through units and you elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)    prior to 5:00 p.m. Eastern Time, on June 9, 2026 (two business days prior to the scheduled vote at the Special Meeting), (a) submit a written request, including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004 (e-mail: spacredemptions@continentalstock.com), that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through DTC.

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their bank, broker or other nominee that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public stockholders may elect to redeem all or a portion of their public shares regardless of whether they vote for or against the Fifth Extension Amendment Proposal and regardless of whether they hold public shares on the record date.

Through DTC’s DWAC (Deposit/Withdrawal at Custodian) System, this electronic delivery process can be accomplished by the stockholder, whether it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the Fifth Extension Amendment Proposal will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a public stockholder tenders its shares and decides prior to the vote at the Special Meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Special Meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Fifth Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Fifth Extension Amendment Proposal will not be approved.

The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Fifth Extension would receive payment of the redemption price for such shares soon after the completion of the Fifth Extension Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest earned on the funds held in the Trust Account and not previously released to us, divided by the total number of then outstanding public shares.

Based on the amount in the Trust Account as of the record date, this would amount to approximately $12.21 per share. The closing price of the common stock on the OTC Pink Market on May 7, 2026, the record date, was $9.50. Accordingly, if the market price were to remain the same until the date of the Special Meeting, exercising redemption rights would result in a public stockholder receiving approximately $2.71 more than if such stockholder sold the public shares in the open market. The Company cannot assure public stockholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your shares of the Company’s common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent prior to 5:00 p.m. Eastern Time on June 9, 2026 (two business days before the scheduled vote at the Special Meeting). The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Fifth Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Fifth Extension Amendment.

Interests of the Company’s Directors and Executive Officers

When you consider the recommendation of our Board, you should keep in mind that the Company’s executive officers and directors, and their affiliates, have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•        If the Fifth Extension Amendment Proposal is not approved and the Company does not consummate an initial business combination by the Current Outside Date, in accordance with our Charter, the shares of common stock owned by the Sponsor, which were acquired by our Sponsor as founder shares directly from the Company for an aggregate investment of $25,000, or approximately $0.003 per share, will be worthless (as the Sponsor has waived liquidation rights with respect to such shares). Such shares had an aggregate market value of approximately $84,371,875 based on the last sale price of $9.50 on the OTC Pink Market on May 7, 2026, the record date;

•        If the Fifth Extension Amendment Proposal is not approved and the Company does not consummate an initial business combination by the Current Outside Date, in accordance with the terms of the purchase agreement governing the private placement units, the 953,750 private placement units purchased by our Sponsor for an aggregate investment of $9,537,500, or $10.00 per private placement unit, will be worthless, as they will expire. The private placement units had an aggregate market value of $11,921,875 based on the last sale price of $12.50 on the OTC Pink Market on May 7, 2026, the record date;

•        Even if the trading price of the Class A common stock were as low as $0.97 per share, the aggregate market value of the founder shares and the Class A common stock contained in the private placement units held by the Sponsor (without taking into account the value of the private placement warrants) would be approximately equal to the initial investment in the Company by our Sponsor. As a result, if an initial business combination is completed, the initial stockholders are likely to be able to make a substantial profit on their investment in us even at a time when the Class A common stock has lost significant value. On the other hand, if the Fifth Extension Amendment Proposal is not approved and the Company liquidates without completing its initial business combination before June 14, 2026, the Sponsor will lose its entire investment in us, including the $25,000 purchase price for the founder shares and the $9,537,500 purchase price for the private placement units;

•        On June 13, 2023, the Company held a special meeting at which its stockholders approved, by special resolution, proposals to, among other things, amend the Charter and the Trust Agreement to extend the date by which the Company must consummate its initial business combination from June 14, 2023 to March 14, 2024. The amendments enabled us to extend the period of time we have to consummate our initial business combination by nine months, by electing to extend the date to consummate an initial business combination on a monthly basis for up to nine times by an additional one month each time, provided that the Sponsor or its affiliates or permitted designees deposited into the Trust Account the lesser of (a) $60,000 and (b) $0.03 per share of common stock that was subject to redemption and that was not redeemed. In connection with the First Extension, the Sponsor made nine monthly contributions to the Trust Account of $60,000 each, for total deposits of $540,000 through February 9, 2024. In connection with the special meeting at which the First Extension was approved, the holders of an aggregate of 23,176,961 shares of Class A common stock, representing approximately 91.3% of the then issued and outstanding public shares, properly exercised their right to redeem their shares for cash. As a result, an aggregate of $239,604,919.33 (or approximately $10.34 per share) was released from the Trust Account to pay such stockholders;

•        On March 12, 2024, the Company held a special meeting at which its stockholders approved, by special resolution, proposals to, among other things, extend the date by which the Company must consummate its initial business combination from March 14, 2024 to December 14, 2024. The amendment enabled us to further extend the period of time we have to consummate our initial business combination by nine months, by electing to extend the date to consummate an initial business combination on a monthly basis for up to nine times by an additional one month each time, provided that the Sponsor or its affiliates or permitted designees deposited into the Trust Account the lesser of (a) $40,000 and (b) $0.02 per share of Class A common stock that was subject to redemption and that was not redeemed. In connection with the Second Extension, the Sponsor made nine monthly contributions to the Trust Account of $25,755.62 each, for total deposits of $231,800.58. In connection with the special meeting at which the Second Extension was approved, the holders of an aggregate of 910,258 shares of Class A common stock, representing approximately 41.4% of the then issued and outstanding public shares, properly exercised their right to redeem their shares for cash. As a result, an aggregate of $10,156,503.84 (or approximately $11.16 per share) was released from the Trust Account to pay such stockholders.

•        On December 10, 2024, the Company held its 2024 annual meeting at which its stockholders approved, by special resolution, proposals to, among other things, extend the date by which the Company must consummate its initial business combination from December 14, 2024 to September 14, 2025. The amendment enabled us to further extend the period of time we have to consummate our initial business combination by nine months, by electing to extend the date to consummate an initial business combination on a monthly basis for up to nine times by an additional one month each time, provided that the Sponsor or its affiliates or permitted designees deposited into the Trust Account the lesser of (a) $25,000 and (b) $0.02 per share of Class A common stock that was subject to redemption and that was not redeemed. In connection with the Third Extension, the Sponsor has made nine monthly contributions to the Trust Account of $6,203.12 each, for total deposits of $55,828.08. In connection with the annual meeting at which the Third Extension was approved, the holders of an aggregate of 977,625 shares of Class A common stock, representing approximately 75.9% of the then issued and outstanding public shares, properly exercised their right to redeem their shares for cash. As a result, an aggregate of $11,497,958.97 (or approximately $11.76 per share) was released from the Trust Account to pay such stockholders.

•        On September 10, 2025, the Company held a special meeting at which its stockholders approved, by special resolution, a proposal to, among other things, extend the date by which the Company must consummate its initial business combination from September 14, 2025 to June 14, 2026. The amendment enabled us to further extend the period of time we have to consummate our initial business combination by nine months, by electing to extend the date to consummate an initial business combination on a monthly basis for up to nine times by an additional one month each time, provided that the Sponsor or its affiliates or permitted designees deposited into the Trust Account the lesser of (a) $25,000 and (b) $0.02 per share of Class A common stock that was subject to redemption and that was not redeemed. In connection with the Fourth Extension, the Sponsor made nine monthly contributions to the Trust Account of $497.74 each, for total deposits of $4,479.66. In connection with the special meeting at which the Fourth Extension was approved, the holders of an aggregate of 285,269 shares of Class A common stock, representing approximately 92.0% of the then issued and outstanding public shares, properly exercised their right to redeem their shares for cash. As a result, an aggregate of $3,335,294.38 (or approximately $11.69 per share) was released from the Trust Account to pay such stockholders.

•        Our Sponsor has agreed that it will be liable to us, if and to the extent any claims by a vendor for services rendered or products sold to us, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below: (i) $10.10 per public share; or (ii) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case, net of the interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act;

•        All rights specified in the Charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s executive officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination. If a business combination is not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions;

•        All of the current members of our Board are expected to continue to serve as directors at least through the date of the special meeting to approve the Proposed Business Combination or an alternative business combination, and some are expected to continue to serve following a business combination and receive compensation thereafter; and

•        The Company’s executive officers and directors, and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible business targets and business combinations. However, if the Company fails to obtain the Fifth Extension and consummate a business combination, they will not have any claim against the Trust Account for reimbursement. Accordingly, the Company may not be able to reimburse these expenses if an initial business combination is not completed.

Additionally, if the Fifth Extension Amendment Proposal is approved and we consummate an initial business combination, our Sponsor, officers and directors may have additional interests as will be described in the proxy statement for such business combination.

U.S. Federal Income Tax Considerations

The following discussion is a summary of certain U.S. federal income tax considerations for U.S. Holders and Non-U.S. Holders (each as defined below, and together, “Holders”) of public shares (i) of the Fifth Extension Amendment Proposal and (ii) that elect to have their public shares redeemed for cash if the Fifth Extension Amendment Proposal is approved. This section applies only to Holders that hold their public shares as “capital assets” for U.S. federal income tax purposes (generally, property held for investment). For purposes of this discussion, because the components of a unit are generally separable at the option of the holder, the holder of a unit generally should be treated, for U.S. federal income tax purposes, as the owner of the underlying public share and public warrant components of the unit, and the discussion below with respect to actual Holders of public shares also should apply to holders of units (as the deemed owners of the underlying public shares and public warrants that constitute the units). Accordingly, the separation of units into the public shares and public warrants underlying the units generally should not be a taxable event for U.S. federal income tax purposes. This position is not free from doubt, and no assurance can be given that the U.S. Internal Revenue Service (“IRS”) would not assert, or that a court would not sustain, a contrary position. Holders of units are urged to consult their tax advisors concerning the U.S. federal, state, local and non-U.S. tax consequences of the transactions contemplated by the Fifth Extension Amendment Proposal (including any redemption of the public shares in connection therewith) with respect to any public shares held through the units (including alternative characterizations of the units).

This discussion does not address the U.S. federal income tax consequences to our Sponsor or its affiliates, officers or directors, or to any person holding private placement warrants. This discussion is limited to U.S. federal income tax considerations and does not address any estate or gift tax considerations or considerations arising under the tax laws of any state, local or non-U.S. jurisdiction. This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to you in light of your particular circumstances, including the alternative minimum tax, the Medicare contribution tax on net investment income and the different consequences that may apply if you are subject to special rules under U.S. federal income tax law that apply to certain types of investors, such as:

•        banks, financial institutions or financial services entities;

•        brokers, dealers or traders in securities;

•        taxpayers that are subject to the mark-to-market accounting rules with respect to the public shares;

•        tax-exempt entities;

•        governments or agencies or instrumentalities thereof;

•        insurance companies;

•        regulated investment companies or real estate investment trusts;

•        partnerships (including entities or arrangements treated as partnerships for U.S. federal income tax purposes) or pass-through entities (including S Corporations), or persons that will hold the public shares through such a partnership or pass-through entity;

•        persons deemed to sell the Company’s public shares under the constructive sale provisions of the U.S. Internal Revenue Code of 1986, as amended (the “Code”);

•        the Sponsor, its affiliates or any person owning a direct or indirect interest in the Sponsor, and any person that owns founder share or private placement warrants;

•        U.S. expatriates or former citizens or long-term residents of the United States;

•        persons that actually or constructively own five percent or more (by vote or value) of the Company’s shares (except as specifically provided below);

•        persons that acquired their public shares pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

•        tax-qualified retirement plans;

•        “qualified foreign pension funds” as defined in Section 897(l)(2) of the Code and entities all of the interests of which are held by qualified foreign pension funds;

•        persons that hold their public shares as part of a straddle, constructive sale, hedge, wash sale, conversion or other integrated or similar transaction;

•        U.S. Holders (as defined below) whose functional currency is not the U.S. dollar; or

•        “controlled foreign corporations,” “passive foreign investment companies” or corporations that accumulate earnings to avoid U.S. federal income tax.

If a partnership (or any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds public shares, the tax treatment of such partnership and a person treated as a partner of such partnership will generally depend on the status of the owner, the activities of the entity or arrangement and certain determinations made at the owner level. Accordingly, entities or arrangements treated as partnerships for U.S. federal income tax purposes holding any public shares and persons that are treated as partners of such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences to them of the Fifth Extension Amendment Proposal and the exercise of their redemption rights with respect to their public shares in connection therewith.

This discussion is based on the Code, proposed, temporary and final Treasury Regulations promulgated thereunder, judicial decisions, and published rulings and administrative pronouncements of the IRS, in each case as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could affect the tax considerations described herein.

The Company has not sought, and does not intend to seek, any rulings from the IRS as to any U.S. federal income tax considerations described herein. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court.

THIS DISCUSSION IS ONLY A SUMMARY OF CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS ASSOCIATED WITH THE FIFTH EXTENSION AMENDMENT PROPOSAL AND THE EXERCISE OF REDEMPTION RIGHTS IN CONNECTION THEREWITH AND IS NOT TAX ADVICE. EACH HOLDER SHOULD CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF THE FIFTH EXTENSION AMENDMENT PROPOSAL AND THE EXERCISE OF REDEMPTION RIGHTS, INCLUDING THE APPLICABILITY AND EFFECTS OF U.S. FEDERAL NON-INCOME, STATE AND LOCAL AND NON-U.S. TAX LAWS OR ANY APPLICABLE TAX TREATY.

Tax Treatment of Non-Redeeming Stockholders

A public stockholder who does not elect to redeem their public shares (including any public stockholder who votes in favor of the Fifth Extension Amendment Proposal) will continue to own its public shares, and should not recognize any income, gain or loss for U.S. federal income tax purposes solely as a result of the Fifth Extension Amendment Proposal.

Tax Treatment of Redeeming Stockholders

U.S. Holders

As used herein, a “U.S. Holder” is a beneficial owner of a public share who or that is, for U.S. federal income tax purposes:

•        an individual who is a citizen or resident of the United States;

•        a corporation (or other entity that is treated as a corporation) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia;

•        an estate whose income is subject to U.S. federal income tax regardless of its source; or

•        a trust if (1) a U.S. court can exercise primary supervision over the administration of such trust and one or more United States persons (within the meaning of Section 7701(a)(30) of the Code) have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a United States person.

Generally

The U.S. federal income tax consequences to a U.S. Holder of public shares that exercises its redemption rights with respect to its public shares to receive cash in exchange for all or a portion of its public shares will depend on whether the redemption qualifies as a sale of public shares under Section 302 of the Code. If the redemption qualifies as a sale of public shares by a U.S. Holder, the tax consequences to such U.S. Holder are as described below under the section entitled “— Taxation of Redemption Treated as a Sale of Public Shares.” If the redemption does not qualify as a sale of public shares, a U.S. Holder should be treated as receiving a corporate distribution with the tax consequences to such U.S. Holder as described below under the section entitled “— Taxation of Redemption Treated as a Distribution.”

Whether a redemption of public shares qualifies for sale treatment will depend largely on the total number of shares of the Company’s stock treated as held by the redeemed U.S. Holder before and after the redemption (including any stock of the Company treated as constructively owned by the U.S. Holder as a result of owning public warrants) relative to all of the stock of the Company outstanding both before and after the redemption. The redemption of public shares generally should be treated as a sale of public shares (rather than as a corporate distribution) if the redemption (1) is “substantially disproportionate” with respect to the U.S. Holder, (2) results in a “complete termination” of the U.S. Holder’s interest in the Company or (3) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests result in a redemption qualifying for sale treatment, a U.S. Holder takes into account not only shares of the Company’s stock actually owned by the U.S. Holder, but also shares of the Company’s stock that are constructively owned by it under certain attribution rules set forth in the Code. A U.S. Holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any stock that the holder has a right to acquire by exercise of an option, which would generally include public shares which could be acquired pursuant to the exercise of public warrants.

In order to meet the substantially disproportionate test, the percentage of the Company’s outstanding voting stock actually and constructively owned by the U.S. Holder immediately following the redemption of public shares must, among other requirements, be less than eighty percent (80%) of the percentage of the Company’s outstanding voting stock actually and constructively owned by the U.S. Holder immediately before the redemption (taking into account redemptions by other holders of public shares). Prior to the completion of an initial business combination, the public shares may not be treated as voting shares for this purpose and, consequently, this substantially disproportionate test may not apply. There will be a complete termination of a U.S. Holder’s interest if either (1) all of the public shares actually and constructively owned by the U.S. Holder are redeemed or (2) all of the public shares actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the U.S. Holder does not constructively own any other public shares (including any stock constructively owned by the U.S. Holder as a result of owning public warrants). The redemption of public shares will not be essentially equivalent to a dividend if the redemption results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in the Company. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in the Company will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation where such stockholder exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests is satisfied, then the redemption of public shares should be treated as a corporate distribution to the redeemed U.S. Holder and the tax effects to such a U.S. Holder will be as described below under the section entitled “— Taxation of Redemption Treated as a Distribution.” After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed public shares will be added to the U.S. Holder’s adjusted tax basis in its remaining shares of the Company’s stock or, if it has none, to the U.S. Holder’s adjusted tax basis in its public warrants or possibly in other shares of the Company’s stock constructively owned by it.

Taxation of Redemption Treated as a Distribution

If the redemption of a U.S. Holder’s public shares is treated as a corporate distribution, as discussed above under the section entitled “— Generally,” the amount of cash received in the redemption generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from the Company’s current or accumulated earnings and profits, as determined under U.S. federal income tax principles.

Distributions in excess of the Company’s current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in its public shares. Any remaining excess should be treated as gain realized on the sale of public shares and should be treated as described below under the section entitled “— Taxation of Redemption Treated as a Sale of Public Shares.”

Any dividends received by a U.S. Holder that is a taxable corporation should be taxable at regular corporate tax rates and should generally be eligible for the dividends received deduction if the requisite holding period is satisfied. Under tax laws currently in effect and subject to certain exceptions (including, but not limited to, dividends treated as investment income for purposes of investment interest deduction limitations), dividends paid to non-corporate U.S. Holders may constitute “qualified dividend income” that will be subject to tax at the preferential tax rate accorded to long-term capital gains, provided that certain holding period requirements are met and the U.S. Holder is not under an obligation to make related payments with respect to positions in substantially similar or related property. It is unclear whether the redemption rights with respect to the Company’s public shares prevents a U.S. Holder from satisfying the applicable holding period requirements with respect to the dividends received deduction or the preferential tax rate on qualified dividend income, as the case may be. If the holding period requirements are not satisfied, then a U.S. Holder that is treated as a corporation for U.S. federal income tax purposes may not be able to qualify for the dividends received deduction and would have taxable income equal to the entire dividend amount, and non-corporate U.S. Holders may be subject to tax on such dividend at regular ordinary income tax rates instead of the preferential rate that applies to qualified dividend income.

Taxation of Redemption Treated as a Sale of Public Shares

If the redemption of a U.S. Holder’s public shares is treated as a sale, as discussed above under the section entitled “— Generally,” a U.S. Holder generally should recognize capital gain or loss in an amount equal to the difference between the amount of cash received in the redemption and the U.S. Holder’s adjusted tax basis in the public shares redeemed. Any such capital gain or loss generally should be long-term capital gain or loss if the U.S. Holder’s holding period for the public shares so disposed of exceeds one year. It is unclear, however, whether the redemption rights with respect to the Company’s public shares may suspend the running of the applicable holding period for this purpose. If the running of the holding period is suspended, then non-corporate U.S. Holders may not be able to satisfy the one-year holding period requirements for long-term capital gain treatment, in which case any gain on a sale or taxable disposition of the shares or warrants would be subject to short-term capital gain treatment and would be taxed at regular ordinary income tax rates. Long-term capital gains recognized by non-corporate U.S. Holders generally will be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations.

U.S. Holders who hold different blocks of public shares (including as a result of holding different blocks of public shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

U.S. Holders who actually or constructively own at least five percent (5%) by vote or value (or, if the public shares are not then considered to be publicly traded, at least one percent (1%) by vote or value) or more of the total outstanding Company stock may be subject to special reporting requirements with respect to a redemption of public shares, and such holders should consult with their tax advisors with respect to their reporting requirements.

ALL U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE TAX CONSEQUENCES TO THEM OF A REDEMPTION OF ALL OR A PORTION OF THEIR PUBLIC SHARES PURSUANT TO AN EXERCISE OF REDEMPTION RIGHTS.

Information Reporting and Backup Withholding

Payments of cash to a U.S. Holder as a result of the redemption of public shares may be subject to information reporting to the IRS and possible U.S. backup withholding. Backup withholding should not apply, however, to a U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status.

Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a U.S. Holder’s U.S. federal income tax liability, and the U.S. Holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information.

Non-U.S. Holders

As used herein, a “Non-U.S. Holder” is a beneficial owner of a public share who or that is, for U.S. federal income tax purposes:

•        a non-resident alien individual, other than certain former citizens and residents of the United States subject to U.S. tax as expatriates;

•        a foreign corporation; or

•        an estate or trust that is not a U.S. Holder.

Generally

The U.S. federal income tax consequences to a Non-U.S. Holder of public shares that exercises its redemption rights to receive cash from the Trust Account in exchange for all or a portion of its public shares will depend on whether the redemption qualifies as a sale of the public shares redeemed, as described above under “Tax Treatment of Redeeming Stockholders — U.S. Holders — Generally.” If such a redemption qualifies as a sale of public shares, the U.S. federal income tax consequences to the Non-U.S. Holder should be as described below under “— Taxation of Redemption Treated as a Sale of Public Shares.” If such a redemption does not qualify as a sale of public shares, the Non-U.S. Holder should be treated as receiving a corporate distribution, the U.S. federal income tax consequences of which are described below under “— Taxation of Redemption as a Distribution.”

Because it may not be certain at the time a Non-U.S. Holder is redeemed whether such Non-U.S. Holder’s redemption will be treated as a sale of shares or a corporate distribution, and because such determination will depend in part on a Non-U.S. Holder’s particular circumstances, the applicable withholding agent may not be able to determine whether (or to what extent) a Non-U.S. Holder is treated as receiving a dividend for U.S. federal income tax purposes. Therefore, the applicable withholding agent may withhold tax at a rate of thirty percent (30%) (or such lower rate as may be specified by an applicable income tax treaty) on the gross amount of any consideration paid to a Non-U.S. Holder in redemption of such Non-U.S. Holder’s public shares, unless (a) the applicable withholding agent has established special procedures allowing Non-U.S. Holders to certify that they are exempt from such withholding tax and (b) such Non-U.S. Holders are able to certify that they meet the requirements of such exemption (e.g., because such Non-U.S. Holders are not treated as receiving a dividend under the Section 302 tests described above under the section entitled “Tax Treatment of Redeeming Stockholders — U.S. Holders — Generally”). However, there can be no assurance that any applicable withholding agent will establish such special certification procedures. If an applicable withholding agent withholds excess amounts from the amount payable to a Non-U.S. Holder, such Non-U.S. Holder generally may obtain a refund of any such excess amounts by timely filing an appropriate claim for refund with the IRS. Non-U.S. Holders should consult their own tax advisors regarding the application of the foregoing rules in light of their particular facts and circumstances and any applicable procedures or certification requirements.

Taxation of Redemption as a Distribution

In general, any distributions made to a Non-U.S. Holder of public shares, to the extent paid out of the Company’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles), will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, the Non-U.S. Holder maintains a permanent establishment in the United States to which such dividends are attributable), the Company will be required to withhold tax from the gross amount of the dividend at a rate of thirty percent (30%), unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E). A Non-U.S. Holder that does not timely furnish the required documentation, but that qualifies for a reduced treaty rate, may obtain a refund of any excess amounts withheld by timely filing an appropriate claim for refund with the IRS. Non-U.S. Holders should consult their tax advisors regarding their entitlement to benefits under any applicable income tax treaty. In addition, if the Company determines that it is likely to be classified as a “United States real property holding corporation” (see “— Taxation of Redemption as a Sale of Public Shares” below), the applicable withholding agent may withhold fifteen percent (15%) of any distribution that exceeds the Company’s current and accumulated earnings and profits, including a distribution in redemption of public shares.

The withholding tax generally does not apply to dividends paid to a Non-U.S. Holder that are effectively connected with such Non-U.S. Holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, the Non-U.S. Holder maintains a permanent establishment in the United States to which such dividends are attributable), provided that such Non-U.S. Holder furnishes an IRS Form W-8ECI. Instead, the effectively connected dividends will be subject to U.S. federal income tax on a net income basis at the regular graduated rates, subject to an applicable income tax treaty providing otherwise. A Non-U.S. Holder that is treated as a foreign corporation for U.S. federal income tax purposes receiving effectively connected dividends may also be subject to an additional “branch profits tax” imposed at a rate of thirty percent (30%) (or a lower applicable treaty rate). Non-U.S. Holders should consult their tax advisors regarding any applicable tax treaties that may provide for different rules.

Taxation of Redemption as a Sale of Public Shares

A Non-U.S. Holder generally should not be subject to U.S. federal income or withholding tax in respect of gain recognized on a redemption of public shares that is treated as a sale as described above under “— Generally,” unless:

(i)     the gain is effectively connected with the conduct by the Non-U.S. Holder of a trade or business within the United States (and, if required by an applicable income tax treaty, the Non-U.S. Holder maintains a permanent establishment in the United States to which such gain is attributable);

(ii)    such Non-U.S. Holder is a nonresident alien individual who was present in the United States for 183 days or more in the taxable year of such disposition (as such days are calculated pursuant to Section 7701(b)(3) of the Code) and certain other requirements are met; or

(iii)   the Company is or has been a “United States real property holding corporation” (as defined below) for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the Non-U.S. Holder’s holding period for the applicable security being disposed of, except, in the case where public shares are “regularly traded” on an “established securities market” (as such terms are defined under applicable Treasury Regulations), the Non-U.S. Holder is disposing of public shares and has owned, whether actually or based on the application of constructive ownership rules, five percent (5%) or less of public shares at all times within the shorter of the five-year period preceding such disposition of public shares or such Non-U.S. Holder’s holding period for such public shares. There can be no assurance that public shares are or have been treated as regularly traded on an established securities market for this purpose. It is unclear how the rules for determining the five percent (5%) threshold for this purpose would be applied with respect to public shares, including how a Non-U.S. Holder’s ownership of public warrants impacts the five percent (5%) threshold determination with respect to public shares. Non-U.S. Holders should consult their own tax advisors regarding the application of the foregoing rules in light of their particular facts and circumstances.

Unless an applicable treaty provides otherwise, gain described in the first bullet point above will be subject to tax at generally applicable U.S. federal income tax rates as if the Non-U.S. Holder were a U.S. resident. Any gains described in the first bullet point above of a Non-U.S. Holder that is treated as a foreign corporation for U.S. federal income tax purposes may also be subject to an additional “branch profits tax” imposed at a thirty percent (30%) rate (or a lower applicable income tax treaty rate) on such effectively connected gain, as adjusted for certain items.

If the second bullet point applies to a Non-U.S. Holder, gain recognized by such Non-U.S. Holder will be subject to U.S. federal income tax at a tax rate of thirty percent (30%) (or a lower applicable tax treaty rate), which may be offset by U.S. source capital losses of the Non-U.S. Holder (even though the individual is not considered a resident of the United States), provided the Non-U.S. Holder has timely filed U.S. federal income tax returns with respect to such losses.

If the third bullet point above applies to a Non-U.S. Holder, gain recognized by such Non-U.S. Holder will be subject to tax at generally applicable U.S. federal income tax rates. In addition, the Company may be required to withhold U.S. federal income tax at a rate of fifteen percent (15%) of the amount realized upon such redemption. The Company will be classified as a “United States real property holding corporation” if the fair market value of its “United States real property interests” equals or exceeds 50% of the sum of the fair market value of its worldwide real property interests plus other assets used or held for use in a trade or business, as determined for U.S. federal income tax purposes. It is not expected that the Company would be a United States real property holding corporation in the immediate foreseeable future. However, such determination is factual in nature and subject to change, and no assurance can be provided as to whether the Company would be treated as a United States real property holding corporation in any year.

Non-U.S. Holders should consult their tax advisors regarding the U.S. federal income tax consequences to them in respect of any loss recognized on a redemption of public shares that is treated as a sale for U.S. federal income tax purposes.

Information Reporting and Backup Withholding

Information returns will be filed with the IRS in connection with payments of distributions on, and the proceeds from a redemption taxed as a sale of, public shares regardless of whether such distributions constitute dividends or whether any tax was actually withheld. Payments of dividends on our public shares will not be subject to backup withholding, provided the applicable withholding agent does not have actual knowledge or reason to know the holder is a United States person and the holder either certifies its non-U.S. status, such as by furnishing a valid IRS Form W-8BEN, W-8BEN-E or W-8ECI, or otherwise establishes an exemption. In addition, proceeds from a redemption taxed as a sale of our public shares within the United States or conducted through certain U.S.-related brokers generally will not be subject to backup withholding or information reporting if the applicable withholding agent receives the certification described above and does not have actual knowledge or reason to know that such holder is a United States person, or the holder otherwise establishes an exemption. Proceeds from a redemption taxed as a sale of our public shares conducted through a non-U.S. office of a non-U.S. broker generally will not be subject to backup withholding or information reporting.

Copies of information returns that are filed with the IRS may also be made available under the provisions of an applicable treaty or agreement to the tax authorities of the country in which the Non-U.S. Holder resides or is established.

Backup withholding is not an additional tax. The amount of any backup withholding from a payment to a Non-U.S. Holder generally will be allowed as a credit against such Non-U.S. Holder’s U.S. federal income tax liability and may entitle such Non-U.S. Holder to a refund, provided that the required information is timely furnished to the IRS.

Foreign Account Tax Compliance Act

Sections 1471 to 1474 of the Code (such Sections commonly referred to as the Foreign Account Tax Compliance Act, or “FATCA”) impose withholding taxes of thirty percent (30%) on payments of dividends on, or (subject to the proposed Treasury Regulations discussed below) gross proceeds from the sale or other disposition of our public shares to “foreign financial institutions” (which is broadly defined for this purpose and in general includes investment vehicles) or a “non-financial foreign entity” (each as defined in the Code) unless (1) the foreign financial institution undertakes certain U.S. information reporting and due diligence obligations, (2) the non-financial foreign entity either certifies it does not have any “substantial United States owners” (as defined in the Code) or furnishes identifying information regarding each substantial United States owner or (3) the foreign financial institution or non-financial foreign entity otherwise qualifies for an exemption (typically certified as to by the delivery of a properly completed IRS Form W-8BEN-E). If the payee is a foreign financial institution and is subject to the diligence and reporting requirements in (1) above, it must enter into an agreement with the U.S. Department of the Treasury requiring, among other things, that it undertake to identify accounts held by certain “specified United States persons” or “United States owned foreign entities” (each as defined in the Code), annually report certain information about such accounts, and withhold thirty percent (30%) on certain payments to non-compliant foreign financial institutions and certain other account holders. Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules.

Under the applicable Treasury Regulations and administrative guidance, withholding under FATCA generally applies to payments of dividends on our public shares. While withholding under FATCA would have applied also to payments of gross proceeds from the sale or other disposition of stock on or after January 1, 2019, proposed Treasury Regulations eliminate FATCA withholding on payments of gross proceeds entirely. Taxpayers generally may rely on these proposed Treasury Regulations until final Treasury Regulations are issued.

Non-U.S. Holders should consult their tax advisors regarding the effects of FATCA on their redemption of public shares.

As previously noted above, the foregoing discussion of certain U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. The Company once again urges you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the Fifth Extension Amendment Proposal and the exercise of redemption rights in connection therewith.

Required Vote

The affirmative vote by the holders of at least 65% of the Company’s outstanding common stock including those shares held as a constituent part of our units, is required to approve the Fifth Extension Amendment Proposal. As of the date of this proxy statement, the shares held by the Sponsor represent approximately 99.7% of the Company’s outstanding common stock. The Sponsor plans to vote all of its shares in favor of the Fifth Extension Amendment Proposal. Assuming that a quorum is achieved at the Special Meeting and that the Sponsor votes all of its shares in favor of the Fifth Extension Amendment Proposal, then the Fifth Extension Amendment Proposal will be approved even if some or all of the other public stockholders do not vote in favor of such proposals. Approval of the Fifth Extension Amendment Proposal is a condition to the implementation of the Fifth Extension.

Abstentions, failures to vote and broker non-votes will have the same effect as votes “AGAINST” the Fifth Extension Amendment Proposal.

If the Fifth Extension Amendment Proposal is not approved and the Company does not consummate an initial business combination by the Current Outside Date, in accordance with the Charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest earned on the Trust Account deposits (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the total number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Fifth Extension Amendment Proposal is in the best interests of the Company and our stockholders. Our Board has approved and declared advisable adoption of the Fifth Extension Amendment Proposal.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE FIFTH EXTENSION AMENDMENT PROPOSAL. OUR BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and our stockholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that stockholders vote for the proposals. See the section entitled “The Fifth Extension Amendment Proposal — Interests of the Company’s Directors and Officers” for a further discussion.

THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation of proxies in the event that there are insufficient votes for, or otherwise in connection with, the Fifth Extension Amendment Proposal. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Fifth Extension Amendment Proposal.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Fifth Extension Amendment Proposal.

Required Vote

The affirmative vote by a majority of the votes cast by the Company stockholders present in person or represented by proxy at the meeting and entitled to vote is required to approve the Adjournment Proposal. As of the date of this proxy statement, the shares held by the Sponsor represent approximately 99.7% of the Company’s outstanding common stock. The Sponsor plans to vote all of its shares in favor of the Adjournment Proposal, if presented. Assuming that a quorum is achieved at the Special Meeting and that the Sponsor votes all of its shares in favor of the Adjournment Proposal, if presented, then the Adjournment Proposal will be approved even if some or all of the other public stockholders do not vote in favor of such proposal.

Assuming that a quorum is achieved at the Special Meeting, abstentions, failures to vote and broker non-votes will not have an effect on the outcome of the Adjournment Proposal.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Adjournment Proposal is in the best interests of the Company and our stockholders. Our Board has approved and declared advisable the adoption of the Adjournment Proposal.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and our stockholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that stockholders vote for the proposals. See the section entitled “The Fifth Extension Amendment Proposal — Interests of the Company’s Directors and Officers” for a further discussion.

Security Ownership of Certain Beneficial Owners

The following table sets forth information regarding the beneficial ownership of our common stock as of May 7, 2026, the record date, by:

•        each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•        each of our executive officers and directors; and

•        all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The following table does not reflect record or beneficial ownership of the public warrants or private placement warrants as these warrants are not exercisable within 60 days of the date of this proxy statement.

The beneficial ownership of our common stock is based on 9,859,887 shares of Class A common stock, and no shares of Class B common stock, issued and outstanding as of May 7, 2026.

NAME AND ADDRESS OF BENEFICIAL OWNER(1)	NUMBER OF SHARES OF CLASS A COMMON STOCK BENEFICIALLY OWNED	APPROXIMATE PERCENTAGE OF OUTSTANDING CLASS A COMMON STOCK
Directors and Executive Officers
Isabelle Freidheim(2)	9,835,000	99.7%
Jennifer Calabrese	—	—
Kirthiga Reddy	—	—
Judith Rodin	—	—
Sharon Brown-Hruska	—	—
Trier Bryant	—	—
Carolyn Trabuco	—	—
All executive officers and directors as a group (seven individuals)	9,835,000	99.7%
Five Percent Holders
Athena Technology Sponsor II LLC (the Sponsor)(2)	9,835,000	99.7%

____________

(1)      The business address of each beneficial owner listed above is 442 5th Avenue, New York, NY 10018.

(2)      Represents shares held by our Sponsor. Isabelle Freidheim is the sole managing member of our Sponsor. Ms. Freidheim has sole voting and investment discretion and sole dispositive power with respect to the common stock held of record by our Sponsor. Ms. Freidheim disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest she may have therein, directly or indirectly.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of the Company’s proxy statement. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any stockholder at a shared address who wishes to receive separate copies of such documents in the future. Stockholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Stockholders may notify the Company of their requests by calling or writing the Company at the Company’s principal executive offices at 442 5th Avenue, New York, New York 10018, (970) 925-1572, Attn: Isabelle Freidheim, Chief Executive Officer.

STOCKHOLDERS’ PROPOSALS

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2026 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Chief Executive Officer at our offices at 442 5th Avenue, New York, New York 10018, in writing not later than August 14, 2026. In connection with the 2026 Annual Meeting of Stockholders, we intend to file a proxy statement and a WHITE proxy card with the SEC in connection with our solicitation of proxies for that meeting.

Stockholders intending to present a proposal at the 2026 Annual Meeting of Stockholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our By-laws.

Business Proposals

Our By-laws require, among other things, that the Company receive written notice from the stockholder of record of their intent to present a business proposal at an annual meeting not later than the opening of business on the 90th day nor earlier than the opening of business on the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders. Therefore, we must receive notice of such proposal for the 2026 Annual Meeting of Stockholders no earlier than September 1, 2026 and no later than October 1, 2026. The notice must contain the information required by the By-laws, a copy of which is available upon request to our Chief Executive Officer. In the event that the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the opening of business on the 120th day before the meeting and not later than the later of (x) the opening of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by the Company.

Director Nominations

Our By-laws require, among other things, that the Company receive written notice from the stockholder of record of their intent to present a director nomination not later than the close of business on the 90th day nor earlier than the opening of business on the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders. Therefore, we must receive notice of such nomination for the 2026 Annual Meeting of Stockholders no earlier than September 1, 2026 and no later than October 1, 2026. The notice must contain the information required by the By-laws, a copy of which is available upon request to our Chief Executive Officer. In the event that the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so received not earlier than the opening of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by the Company.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

OTHER MATTERS

Our Board is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies named on the Company’s proxy card will vote thereon in their discretion.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an internet website that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at www.sec.gov.

You may obtain additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the Fifth Extension Amendment Proposal or the Adjournment Proposal by contacting us at the following address or telephone number:

Athena Technology Acquisition Corp. II
442 5th Avenue
New York, New York 10018
Attn: Isabelle Freidheim
Telephone: (970) 925-1572

In order to receive timely delivery of the documents in advance of the Special Meeting, you must make your request for information no later than June 4, 2026 (one week prior to the date of the Special Meeting).

ANNEX A

PROPOSED CERTIFICATE OF AMENDMENT TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
ATHENA TECHNOLOGY ACQUISITION CORP. II, AS AMENDED

Athena Technology Acquisition Corp. II (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:

1. The name of the Corporation is Athena Technology Acquisition Corp. II.

2. The Corporation’s original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on May 20, 2021. The Corporation’s Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on December 14, 2021. The Corporation’s Amended and Restated Certificate of Incorporation was further amended on June 13, 2023, June 20, 2023, March 12, 2024, December 10, 2024 and September 10, 2025 (as so amended, the “Amended and Restated Certificate of Incorporation”).

3. This sixth amendment to the Amended and Restated Certificate of Incorporation (the “Amendment”) amends the Amended and Restated Certificate of Incorporation.

4. This Amendment was duly adopted by the affirmative vote of the holders of at least 65% of the outstanding shares of common stock of the Corporation at a meeting of stockholders of the Corporation in accordance with ARTICLE IX of the Amended and Restated Certificate of Incorporation and the provisions of Section 242 of the DGCL.

5. The text of Section 9.1(b) of Article IX of the Amended and Restated Certificate of Incorporation is hereby amended and restated to read in its entirety as follows:

“(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 23, 2021, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay taxes (less up to $100,000 of interest to pay dissolution expenses), none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination within 63 months from the closing of the Offering (or, if the Office of the Delaware Division of Corporations shall not be open for business (including filing of corporate documents) on such date the next date upon which the Office of the Delaware Division of Corporations shall be open) (the “Deadline Date”) and (iii) the redemption of shares in connection with a vote seeking to amend such provisions of this Amended and Restated Certificate as described in Section 9.7. Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders”.”

6. All other provisions of the Amended and Restated Certificate of Incorporation shall remain in full force and effect.

[Signature page follows]

Annex A-1

IN WITNESS WHEREOF, the Corporation has caused this Amendment to be duly executed in its name and on its behalf by an authorized officer as of this [•] day of [•], 2026.

Isabelle Freidheim
Chief Executive Officer

[Signature Page to Certificate of Amendment]

Annex A-2

ATHENA TECHNOLOGY ACQUISITION CORP. II 442 5TH AVENUE NEW YORK, NEW YORK 10018 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/ATEK2026SM You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY T00479-Z93143 ATHENA TECHNOLOGY ACQUISITION CORP. II Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date For Against Abstain Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. 1. To amend the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Charter”), to extend the date by which the Company must consummate an initial business combination (the “Fifth Extension”) on a monthly basis for up to nine times by an additional one month each time for a total of up to nine months from June 14, 2026 to March 14, 2027, provided that Athena Technology Sponsor II, LLC or its affiliates or permitted designees will deposit into the trust account established by the Company in connection with the Company’s initial public offering of units of Class A common stock, par value $0.0001 per share (“Class A Common Stock”) and warrants to purchase shares of Class A Common Stock the lesser of (a) $25,000 and (b) $0.02 for each share of the Company’s Class A Common Stock issued and outstanding that is subject to redemption and that has not been redeemed in accordance with the terms of the Charter upon the election of each such one-month extension unless the closing of the Company’s initial business combination shall have occurred. 2. To approve the adjournment of the meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Fifth Extension amendment proposal, or if the Company determines that additional time is necessary to effectuate the Fifth Extension. NOTE: To transact such other business as may properly come before the meeting or any continuation, postponement, or adjournment of the meeting. The Board of Directors recommends you vote FOR the following proposals:

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Proxy Materials are available at www.proxyvote.com. T00480-Z93143 ATHENA TECHNOLOGY ACQUISITION CORP. II SPECIAL MEETING OF STOCKHOLDERS June 11, 2026 at 9:00 a.m. Eastern Time THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The stockholder(s) hereby appoint(s) Isabelle Freidheim and Kirthiga Reddy, or either of them, as proxies, each with the power to appoint her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Class A Common Stock of ATHENA TECHNOLOGY ACQUISITION CORP. II that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at 9:00 a.m. Eastern Time on June 11, 2026, virtually at www.virtualshareholdermeeting.com/ATEK2026SM, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side